QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
HARTMAN COMMERCIAL PROPERTIES REIT
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

HARTMAN COMMERCIAL PROPERTIES REIT
1450 West Sam Houston Parkway North
Suite 100
Houston, Texas 77043

April 29, 2004

To the Shareholders of Hartman Commercial Properties REIT:

        You are cordially invited to attend the annual meeting of shareholders of Hartman Commercial Properties REIT, a Texas business trust (the "Company"), to be held on June 4, 2004, at 2:00 p.m. local time at the Radisson Hotel Houston West, 10655 Katy Freeway, Houston, Texas 77024.

        The formal business to be conducted at the meeting is described in the notice that follows this letter. At the annual meeting of shareholders you will be asked to elect the six individuals to serve on the Company's board of trust managers until the next annual meeting of shareholders and until their successors are duly elected and qualified.

        At the annual meeting of shareholders, you will also be asked to consider and vote upon a proposal to reorganize the Company as a Maryland real estate investment trust pursuant to a merger of the Company directly with and into a Maryland real estate investment trust ("Hartman Maryland") formed for the sole purpose of the reorganization, and the conversion of each outstanding common share of beneficial interest of the Company into 1.42857 common shares of beneficial interest of Hartman Maryland, the surviving real estate investment trust (the "Reorganization"). Approval of the Reorganization shall constitute approval of all of the provisions set forth in the first amended and restated declaration of trust and bylaws of Hartman Maryland.

        The Company is proposing the Reorganization in order to change its domicile to that of a state that is recognized by REIT analysts and investors as a domicile of choice for REITs, which we believe will result in greater market acceptance for our best-efforts public offering of securities that is being registered simultaneously with the proposed Reorganization. In addition, the Company's current declaration of trust does not comply with the Statement of Policy Regarding Real Estate Investment Trusts, adopted by the North American Securities Administrators Association, Inc. regarding charters of REITs that sell securities to the public, but which are not listed on a national securities exchange. Upon Reorganizing in Maryland, the Company's new declaration of trust is intended to be in compliance with these guidelines, as well as similar policy statements incorporated in the securities (or "blue sky") laws of individual states. The Company also believes that the Reorganization will provide greater organizational and investment flexibility. As a result, the Company's board of trust managers believes that this new structure will be in the best interest of the Company and its shareholders.

        Please note that the six individuals that are elected to serve on the Company's board of trust managers at the annual meeting will also serve as the members of the board of trustees of Hartman Maryland if the Reorganization is approved by the shareholders of the Company.

        We will be available to answer your questions during the meeting and afterward.

        Our board of trust managers carefully considered the proposed Reorganization and the nominees for election to our board of trust managers and recommends that you vote in favor of the Reorganization, all of the nominees for election to our board of trust managers, and the other matters to be voted upon at the annual meeting. The accompanying proxy statement provides detailed information about the Reorganization and the nominees for election to our board of trust managers.

        Whether or not you plan to attend the annual meeting in person, it is important that your shares be represented and voted at the meeting. Please date, sign, and return your appropriate proxy card promptly in the enclosed envelope to assure that your shares will be represented and voted at the annual meeting, even if you cannot attend. If you attend the annual meeting, you may vote your shares in person even though you have previously signed and returned your proxy card.

        I look forward to seeing you on June 4, 2004, at 2:00 p.m.

Sincerely,
HARTMAN COMMERCIAL PROPERTIES REIT

/s/ Allen R. Hartman
Allen R. Hartman President

HARTMAN COMMERCIAL PROPERTIES REIT
1450 West Sam Houston Parkway North
Suite 100
Houston, Texas 77043

April 29, 2004

Notice of Annual Meeting of Shareholders

To Be Held On Friday, June 4, 2004, at 2:00 p.m.

        The annual meeting of shareholders of Hartman Commercial Properties REIT (the "Company") will be held at the Radisson Hotel Houston West, 10655 Katy Freeway, Houston, Texas 77024, on Friday, June 4, 2004, at 2:00 p.m. local time, for the following purposes:

1.
To elect the six individuals to serve on the board of trust managers until the next annual meeting of shareholders and until their successors are duly elected and qualified.

2.
To consider and vote upon a proposal to change our state of organization from Texas to Maryland pursuant to a merger (the "Merger") of the Company directly with and into a Maryland real estate investment trust ("Hartman Maryland") formed for the sole purpose of the reorganization, and the conversion of each outstanding common share of beneficial interest of the Company into 1.42857 common shares of beneficial interest of the surviving REIT (the "Reorganization"). Approval of the Reorganization and Merger shall constitute approval of all of the provisions set forth in the first amended and restated declaration of trust and bylaws of Hartman Maryland.

3.
To transact such other business as may properly come before the meeting or any adjournments of the meeting.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice. Shareholders who owned common shares of beneficial interest at the close of business on April 30, 2004 are entitled to notice of, and to vote at, the meeting.

        Our 2003 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

        All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote your shares as soon as possible.

By Order of the Board of Trust Managers

/s/ Allen R. Hartman
Allen R. Hartman Corporate Secretary

        Whether or not you plan to attend the annual meeting in person, it is important that your shares be represented and voted at the meeting. Please date, sign, and return your appropriate proxy card promptly in the enclosed envelope to assure that your shares will be represented and voted at the annual meeting, even if you cannot attend. If you attend the annual meeting, you may vote your shares in person even though you have previously signed and returned your proxy card.

HARTMAN COMMERCIAL PROPERTIES REIT
1450 West Sam Houston Parkway North
Suite 100
Houston, Texas 77043

Proxy Statement

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed proxy is solicited on behalf of the board of trust managers of Hartman Commercial Properties REIT, a Texas business trust, for use at our annual meeting of shareholders to be held on June 4, 2004, and at any adjournment, continuation or postponement of the meeting.

        We use a number of abbreviations in this proxy statement. We refer to the Company as "Hartman Texas," "the Company," "we," "us" and "our." The term "proxy solicitation materials" includes this proxy statement, as well as the enclosed proxy card. References to "fiscal 2003" mean our 2003 fiscal year which began on January 1, 2003 and ended on December 31, 2003. The annual meeting of shareholders to be held on June 4, 2004 is simply referred to as "the annual meeting" or the "meeting." The First Amended and Restated Declaration of Trust is referred to as the "declaration of trust."

        At the annual meeting of shareholders you will be asked to elect the six individuals to serve on the Company's board of trust managers until the next annual meeting of shareholders and until their successors are duly elected and qualified.

        We are also proposing to change our state of organization from Texas to Maryland pursuant to a merger (the "Merger") of the Company directly with and into a Maryland real estate investment trust ("Hartman Maryland") formed for the sole purpose of the reorganization, and the conversion of each outstanding common share of beneficial interest of the Company into 1.42857 common shares of beneficial interest of Hartman Maryland, the surviving real estate investment trust (the "Reorganization"). Approval of the Reorganization and Merger shall constitute approval of all of the provisions set forth in the declaration of trust and bylaws of Hartman Maryland.

        The six individuals that are elected to serve on the Company's board of trust managers at the annual meeting will also serve as the members of the board of trustees of Hartman Maryland if the Reorganization and Merger are approved by the shareholders of the Company.

        Our principal executive office is located at 1450 West San Houston Parkway N., Suite 100, Houston, Texas 77043. Our principal executive office telephone number is (713) 467-2222 and our fax number is (713) 973-8912.

        These proxy solicitation materials are being sent or given to all shareholders entitled to vote at the annual meeting of shareholders mailed on or about April 30, 2004.

Record Date and Shares Outstanding

        Shareholders who owned our common shares of beneficial interest at the close of business on April 30, 2004, referred to in this proxy statement as the record date, are entitled to notice of, and to vote at, the annual meeting. At the record date, we had 4,907,107.16 common shares of beneficial interest issued and outstanding. Each common share of beneficial interest is entitled to one vote.

Revoking Your Proxy

        You may revoke your proxy at any time prior to the date of the annual meeting by: (1) submitting a later-dated vote in person at the annual meeting, or (2) delivering instructions to the attention of the

Corporate Secretary at Hartman's principal executive office, 1450 West San Houston Parkway N., Suite 100, Houston, Texas 77043. Any notice of revocation sent to us must include the shareholder's name and must be received prior to the meeting to be effective.

How Your Proxy Will Be Voted

        All shares represented by properly executed proxies received in time for the meeting will be voted at the meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, shares represented by proxies will be voted:

  •
  FOR the election of all of the following nominees to the Company's board of trust managers: Allen R. Hartman, Robert W. Engel, Samuel C. Hathorn, Jack L. Mahaffey, Chris A. Minton, and Chand Vyas.

  •
  FOR the proposal to reorganize the Company in Maryland pursuant to a merger (the "Merger") of the Company directly with and into a Maryland real estate investment trust ("Hartman Maryland") formed for the sole purpose of the reorganization, and the conversion of each outstanding common share of beneficial interest of the Company into 1.42857 common shares of beneficial interest of Hartman Maryland, the surviving real estate investment trust (the "Reorganization"). Approval of the Reorganization and Merger shall constitute approval of all of the provisions set forth in the declaration of trust and bylaws of Hartman Maryland.

        In addition, if any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as directed by the board of trust managers. We have not received notice of any other matters that may properly be presented at the annual meeting. If the annual meeting is postponed or adjourned for any reason, at any subsequent reconvening (within 11 months from the date of this proxy statement) of the annual meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the annual meeting (except for any proxies that have theretofore effectively been revoked or withdrawn).

Quorum

        Each common share of beneficial interest outstanding on the record date is entitled to one vote. Cumulative voting is not permitted. A quorum, which is a majority of the outstanding shares as of the record date, must be present in order to hold the meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting or if you submit a properly executed proxy card. Votes against the proposal will be counted both to determine the presence or absence of a quorum and to determine whether the requisite number of voting shares has been obtained.

Voting

  Tabulation/Required Vote

        If a quorum is present, the vote of a majority of the shares represented at the annual meeting in person or by proxy is required for the election of the trust managers. Withheld votes will have the same effect as a vote against the respective nominee.

        If a quorum is present, the affirmative vote of at least two-thirds of the common shares of beneficial interest entitled to vote at the annual meeting is required to approve the proposal to reorganize the Company in Maryland. Abstentions will have the same effect as a vote against the Reorganization.

        Votes cast by proxy or in person at the meeting will be counted by the persons appointed by us to act as inspectors of election for the meeting. Abstentions, broker non-votes (which are explained below) and shares as to which authority to vote on any proposal is withheld, are each included in the determination of the number of shares present and voting at the meeting for purposes of obtaining a quorum. Each will be tabulated separately.

  Broker Non-Votes

        In the absence of controlling precedent to the contrary, we intend to treat abstentions and broker non-votes in the following manner. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be entitled to vote for purposes of determining whether shareholder approval of that matter has been obtained. With respect to the election of trust managers and the Reorganization, broker "non-votes" have the same effect as a vote against the nominee or the proposal, as the case may be.

Solicitation of Proxies

        This solicitation is being made by mail on behalf of our board of trust managers, but may also be made without additional remuneration by our officers or employees by telephone, telegraph, facsimile transmission, e-mail or personal interview. We will bear the expense of the preparation, printing and mailing of the enclosed form of proxy, notice of trust managers meeting and this proxy statement and any additional material relating to the meeting that may be furnished to our shareholders by our board subsequent to the furnishing of this proxy statement. We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. To obtain the necessary representation of shareholders at the meeting, supplementary solicitations may be made by mail, telephone or interview by our officers or employees, without additional compensation, or selected securities dealers.

PROPOSAL NO. 1

ELECTION OF TRUST MANAGERS

        The board of trust managers currently consists of six members, four of whom (Samuel C. Hathorn, Jack L. Mahaffey, Chris A. Minton, and Chand Vyas) have been determined by the board of trust managers to be "independent" as that term is defined under the rules set by the Securities and Exchange Commission ("SEC"). The board of trust managers has proposed the following nominees for election as trust managers, each to serve for a term ending at the 2005 Annual Meeting of Shareholders: Allen R. Hartman, Robert W. Engel, Samuel C. Hathorn, Jack L. Mahaffey, Chris A. Minton, and Chand Vyas. Each nominee elected as a trust manager will continue in office until his successor has been elected and qualified, or until his earlier death, resignation or retirement. The persons named in the enclosed proxy intend to vote the proxy for the election of each of the six nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees.

        We expect each nominee for election as a trust manager to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the board chooses to reduce the number of trust managers serving on the board.

        The principal occupation and certain other information about the nominees are set forth below.

        The board of trust managers unanimously recommends a vote FOR the election of these nominees as trust managers.

        Allen R. Hartman has been our president, secretary and a member of our board of trust managers since our formation in 1998. He is also the sole limited partner of our advisor and property manager, Hartman Management, L.P., as well as the president, secretary, sole trustee and sole shareholder of the general partner of Hartman Management. Since 1984, Mr. Hartman, as an individual general partner, has been the sponsor of 17 private limited and general partnerships that have invested in commercial real estate in Houston, Texas. Mr. Hartman has over 30 years of experience in the commercial real estate industry. From 1978 to 1983, Mr. Hartman owned and operated residential rental properties. From 1972 to 1978, Mr. Hartman worked as an independent contractor in the real estate construction industry. In 1978, Mr. Hartman formed Hartman Investment Properties (a Texas sole proprietorship) to develop, acquire, manage, and lease commercial real estate ventures.

        Robert W. Engel has been our Chief Financial Officer and a member of our board of trust managers since 2000, and is the controller of Hartman Management. Mr. Engel is a graduate from the University of Texas with a BBA with highest honors with a major in Accounting. Mr. Engel is a CPA and holds memberships in the American Institute of Certified Public Accountants, and the Texas Society of Certified Public Accountants. Mr. Engel is also a CPM, with membership in the Institute of Real Estate Management, and a CCIM as a member of the CCIM Institute. He is a licensed real estate broker in the State of Texas. From 1991 to 1999, Mr. Engel served as vice president and controller for Reignquest/Fred Rizk Construction Company.

        Chand Vyas has been a member of our board of trust managers since 2002. Mr. Vyas is the Chairman and Chief Executive Officer of EPS Technology, a global information technology and business process outsourcing company that he founded in 2000. From 1982 until 1998, Mr. Vyas served as Chief Executive Officer of Ziegler Coal Holding Company, where he led a buyout of Ziegler from its parent company, Houston Natural Gas, in 1985. In subsequent years, under Mr. Vyas' leadership, Ziegler grew many fold through acquisitions including the purchase of Old Ben Coal from British Petroleum as well as Shell Mining Company from Shell Oil. Ziegler Coal Holding Company went public in 1994 with the largest initial public offering underwritten during that year's third quarter.

        Jack L. Mahaffey has been a member of our board of trust managers since 2000. Mr. Mahaffey served as the President of Shell Mining Co. from 1984 until 1991. Since his retirement in 1991, Mr. Mahaffey has managed his personal investments. Mr. Mahaffey graduated from Ohio State University with a B.S. and M.S. in Petroleum Engineering and served in the United States Air Force. He is a former board member of the National Coal Association and the National Coal Council.

        Samuel C. Hathorn has been a member of our board of trust managers since 2000. Mr. Hathorn has been in the home building and land development business for over thirty years. He has held both divisional and senior management positions with three different large publicly held home builders/developers during his real estate career. For the last twenty-one years, Mr. Hathorn has been a senior executive with Weyerhaeuser Real Estate Company (WRECO), a wholly owned subsidiary of Weyerhaeuser Company (NYSE). Since 1984, Mr. Hathorn has been President and Chief Executive Officer of Trendmaker Homes, the Houston, Texas based home building and land development subsidiary of WRECO. Mr. Hathorn is a licensed C.P.A. in the State of California and holds a Bachelor of Science degree in accounting. He currently serves as a director of National Beverage Corp. (AMEX).

        Chris A. Minton has been a member of our board of trust managers since 2000. Mr. Minton was employed by Lockheed Martin for 35 years and was a Vice-President of Lockheed's Technology Services Group from 1993 until 1995. While employed at Lockheed, he supervised the business operations of six operating companies that employed over 30,000 people. Since his retirement from Lockheed in 1995, Mr. Minton has managed his personal investments and served as a consultant to a privately held aircraft mechanics school and to a Lockheed Martin subsidiary company. Mr. Minton graduated from Villanova University with a Bachelors Degree, and he is a licensed C.P.A. (retired status) in the State of Texas. He has been awarded the Gold Knight of Management award for achievements as a professional manager by the National Management Association.

  Board of Trust Managers Meetings and Committees

        During the fiscal year ended December 31, 2003, the board of trust managers met five times and took action by unanimous written consent four times. A quorum of trust managers attended the meetings of the board of trust managers held during 2003. Our entire board considers all major decisions concerning our business, including any property acquisitions. However, our board has established committees so that certain functions can be addressed in more depth than may be possible at a full board meeting. The board of trust managers has established two permanent committees, each composed solely of independent directors: the Audit Committee and the Conflicts Committee.

        Audit Committee.    The Audit Committee consists of Chris A. Minton, Samuel C. Hathorn, and Chand Vyas. Our board of trust managers has determined that Chris A. Minton, chairman and certified public accountant, is the "audit committee financial expert," as defined by the rules of the SEC. The audit committee's primary functions are to assist the board of trust managers in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the shareholders and others, the system of internal controls which management has established, and the audit and financial reporting process. The Audit Committee has adopted a written charter approved by the board of trust managers, which can be found on our website at www.hartmanmgmt.com. The Audit Committee charter is also attached to this proxy statement as Appendix A. Each of the members of the Audit Committee is "independent" under the rules set by the SEC. During the fiscal year ended December 31, 2003, the Audit Committee met five times and took action by unanimous written consent five times.

        Nominating Committee.    Our board of trust managers does not currently have a nominating committee. Rather, each member of our board of trust managers participates in the process of identifying and considering individuals for board membership. Our board of trust managers believes its current process is effective because the current members of the board of trust managers are seasoned executives from a variety of backgrounds. Each member of our board of trust managers satisfies the SEC's independence requirements, other than Mr. Hartman and Mr. Engel. The board of trust managers will consider for recommendation to the board nominations made by shareholders that comply with the procedures described below under the caption "Shareholder Proposals."

        Once our board of trust managers has identified a possible nominee (whether through a recommendation from a shareholder or otherwise), the independent members of the board of trust managers make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the board of trust managers when the candidate is recommended, the board's own knowledge of the prospective candidate and information, if any, obtained by the board's inquiries. The preliminary determination is based primarily on the need for additional board members to fill vacancies, expand the size of the board of trust managers or obtain representation in market areas without board representation and the likelihood that the candidate can satisfy the evaluation factors described below. If the independent members of the board of trust managers determines that additional consideration is warranted, the board of trust managers may gather additional information about the candidate's background and experience. The independent members of the board of trust managers then evaluate the prospective nominee against the following standards and qualifications:

  •
  achievement, experience and independence;

  •
  wisdom, integrity and judgment;

  •
  understanding of the business environment; and

  •
  willingness to devote adequate time to board duties.

        The independent members of the board of trust managers also consider such other relevant factors as they deem appropriate, including the current composition of the board, the need for specific expertise, and the evaluations of other candidates. In connection with this evaluation, the independent members of the board of trust managers determine whether to interview the candidate. If the independent members of the board of trust managers decide that an interview is warranted, one or more of those members, and others as appropriate, interview the candidate in person or by telephone. After completing this evaluation and interview, the independent members of the board of trust managers make a recommendation to the full board of trust managers as to the persons who should be nominated by the board, and the board determines the nominees after considering the recommendation and report of the independent members of the board of trust managers.

        Conflicts Committee.    The Conflicts Committee consists of Jack L. Mahaffey and Chand Vyas. The conflicts committee's primary functions are to review specific matters that the board believes may involve conflicts of interest. The conflicts committee also determines if the resolution of the conflict of interest is fair and reasonable to us. The members of the conflicts committee may not be officers or employees of us or any of our affiliates (including Hartman Management). Each of the members of the Conflicts Committee is "independent" under the rules set by the SEC. During the fiscal year ended December 31, 2003, the Conflicts Committee met three times and took action by unanimous written consent three times.

Code of Ethics

        Our board of trust managers has adopted a Code of Business Conduct Policy that is applicable to all members of our board of trust managers, our executive officers and our employees. We have posted the policy on our website, at www.hartmanmgmt.com. If, in the future, we amend, modify or waive a provision in the Code of Business Conduct Policy, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Communication with Trust Managers

        We have established procedures for shareholders or other interested parties to communicate directly with our board of trust managers. Such parties can contact the board by mail at: Chairperson of the Hartman Commercial Properties REIT Audit Committee, 1450 West San Houston Parkway N., Suite 100, Houston, Texas 77043. The Chairman of the Audit Committee will receive all communications made by this means.

Directors' Compensation

        We pay our independent trust managers an annual fee of $5,000, $1,000 for each meeting attended, $1,000 per quarter for attendance at board committee meetings, and $1,000 per year for attendance at meetings of the independent board members, payable in either cash or by issuing such trust managers common shares of beneficial interest. Although we have not granted any awards under our equity compensation plans to any of our trust managers, we may also grant options to purchase common shares or other incentive awards to members of the board. All trust managers are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of trust managers. If a trust manager is also an officer of Hartman Management, we do not pay separate compensation for services rendered as a trust manager.

Executive Officers

        Allen R. Hartman and Robert W. Engel currently serve as our executive officers. Mr. Hartman currently serves as our President and Secretary, while Mr. Engel currently serves as our Chief Financial Officer. For more information regarding Mr. Hartman and Mr. Engel, please see their biographies above.

Executive Compensation

        We have no employees. Our operations are conducted by Hartman Management, L.P. and its affiliates. A description of the fees and compensation that we pay to Hartman Management, L.P. and its affiliates is found in the "Certain Transactions" section below.

Incentive Share Plan

        We adopted an Incentive Share Plan to:

  •
  furnish incentives to individuals chosen to receive share-based awards because they are considered capable of improving operations and increasing profit;

  •
  encourage selected persons to accept or continue employment with Hartman Management, L.P.; and

  •
  increase the interest of our trust managers in our welfare through their participation in the growth in the value of our common shares.

        The total number of common shares that may be issued under the Incentive Share Plan is currently 5,000,000 common shares. As of the date hereof, no options or awards to purchase common shares have been granted under the Incentive Share Plan.

        The Incentive Share Plan provides for the award to our full-time employees and trust managers, and certain of our consultants, of a broad variety of equity-based compensation alternatives such as nonqualified share options, incentive share options, restricted shares appreciation rights, and dividend equivalent rights. All awards under the Incentive Share Plan are subject to the ownership limits contained in our declaration of trust.

        Options entitle the holder to purchase common shares for a specified exercise price during a specified period. Under the Incentive Share Plan, we may grant options that are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code ("incentive stock options") or options that are not incentive stock options ("nonqualified stock options"). Incentive stock options and nonqualified stock options generally may not have an exercise price less than 100% of the fair market value of the common shares on the date of grant and will expire, with certain exceptions, ten years after such date. Under the Incentive Share Plan, any option or portion thereof that has not vested on or before the termination of employment of an optionee expires on the date of such termination.

        Restricted share awards entitle the recipient to purchase common shares from us in consideration of a specified exercise price under terms that provide for vesting over a specified period of time. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient's employment or other relationship with us. Restricted shares may not be issued to non-employee trust managers. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive distributions prior to the time when the restrictions lapse.

        Share appreciation rights entitle the recipient to receive from us (at the time of exercise) a per share amount equal to the excess of the fair market value at the date of exercise of a common share over a price specified at the time of grant, which cannot be less than the fair market value of the common shares on the grant date. Share appreciation rights may not be issued to non-employee trust managers.

        Dividend equivalent rights entitle the recipient to receive, for a specified period, a payment equal to the quarterly dividend declared and paid by us on one common share. Dividend equivalent rights may not be granted to non-employee trust managers and are forfeited to us upon the termination of the recipient's employment or other relationship with us.

        The Incentive Share Plan will be administered by the board of trust managers. The board will determine:

  •
  the eligible persons to whom awards will be granted;

  •
  the time or times at which awards will be granted;

  •
  the number of shares to be subject to such awards and the terms and conditions thereof; and

  •
  administrative and interpretive rules and regulations relating to the plan and any modifications and revisions of such rules and regulations.

Limited Liability and Indemnification of Trust Managers, Officers, Employees and Other Agents

        Our declaration of trust provides that none of our trust managers or officers will be liable to us for any act, omission, loss, damage or expense arising from the performance of his or her duties as a trust manager and/or officer, except for his or her own willful misfeasance, willful malfeasance or gross negligence. We also maintain a directors and officers liability insurance policy.

        Subject to limited exceptions, our declaration of trust and bylaws provide that we will indemnify each of our trust managers, officers, employees and agents to the fullest extent allowed by the Texas Real Estate Investment Trust Act. The Texas Real Estate Investment Trust Act generally allows trust managers and officers to be indemnified against all judgments, penalties (including taxes), fines, amounts paid in settlement and reasonable expenses incurred in connection with any proceeding unless:

  •
  the trust manager or officer is found liable to us on the basis that such trust manager or officer improperly received a personal benefit; or

  •
  the trust manager or officer is found liable for willful or intentional misconduct in the performance of his or her duty to us.

In spite of the above provisions of Texas law, our declaration of trust provides that our trust managers and officers will be indemnified by us for losses arising from our operation only if all of the following conditions are met:

  •
  the indemnified person determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests;

  •
  the indemnified person was acting on our behalf or performing services for us;

  •
  in the case of affiliated trust managers and officers, the liability or loss was not the result of negligence or misconduct by the party seeking indemnification; and

  •
  in the case of independent trust managers, the liability or loss was not the result of gross negligence or willful misconduct by the party seeking indemnification.

        Any indemnification is recoverable only out of our assets and not from our shareholders. Indemnification could reduce the legal remedies available to us and our shareholders against the indemnified individuals. These rights do not limit a shareholder's ability to obtain injunctive relief or other equitable remedies for a violation of a trust manager's or an officer's duties to us, although the equitable remedies may not be an effective remedy in some circumstances. The general effect to investors of any arrangement under which any of our trust managers, officers, employees or agents are indemnified against liability is a potential reduction in distributions resulting from such obligations or from our payment of premiums associated with any insurance we may obtain in relation to these obligations.

        The Securities and Exchange Commission takes the position that indemnification against liabilities arising under the Securities Act of 1933 is against public policy and unenforceable. Indemnification of trust managers or officers will not be allowed for liabilities arising from or out of a violation of state or federal securities laws, unless one or more of the following conditions are met:

  •
  there has been a successful adjudication on the merits of each count involving alleged securities law violations;

  •
  such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

  •
  a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which the securities were offered as to indemnification for violations of securities laws.

Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities laws violations and for expenses incurred in successfully defending any lawsuits, provided that a court either:

  •
  approves the settlement and finds that indemnification of the settlement and related costs should be made; or

  •
  dismisses with prejudice or there is a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and a court approves the indemnification.

        Please note that if the Reorganization is approved and completed, the limitation of liability and the indemnification of our trustees, officers, employees and other agents shall be governed by Maryland law and our First Amended and Restated Declaration of Trust, in substantially the form attached hereto as Appendix B. For further information regarding the differences between Maryland law and Texas law, please see the summary presented in Proposal No. 2 in this proxy statement, under the heading "What are the Material Differences Between the Rights of a Shareholder Under Texas and Maryland Laws?".

Interlocks and Insider Participation

        None of our executive officers serves as a member of a board of trust managers, board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of trust managers.

Securities Ownership of Officers and Directors

        As of March 31, 2004, to our knowledge, no member of our board of trust managers, nominee for election to the board of trust managers, nor any of our executive officers, or any person or "group" (as that term is used in the Securities Exchange Act of 1934, as amended) is a "beneficial owner" of more than 5% of our outstanding common shares of beneficial interest.

Audit and Non-Audit Fees

        The following table presents fees for professional audit services rendered by Pannell Kerr Forster of Texas, P.C., our independent auditors, for the audit of our financial statements during the years ended December 31, 2003 and December 31, 2002 and fees billed for other services rendered by Pannell Kerr Forster of Texas, P.C. during those periods:

	2003	2002
Audit Fees(1)	$195,788	$83,829
Audit-Related Fees(2)	142,791	—
Tax Fees(3)	21,661	—
All Other Fees	—	—

TOTAL FEES	$360,240	$83,829

(1)
Audit fees consisted of professional services performed in connection with the audit of our annual financial statements and review of financial statements included in our Form 10-Qs and Form 10-Ks.

(2)
Audit-related fees for 2003 consisted of professional services performed in connection with a review of our financial statements and other financial data, which were included in our registration statements on Form 10 and Form S-11.

(3)
Tax fees consisted principally of assistance with matters related to tax compliance, tax planning and tax advice.

        The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Pannell Kerr Forster of Texas, P.C.

PROPOSAL NO. 2

REORGANIZATION OF THE COMPANY
FROM TEXAS TO MARYLAND AND
RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS

        Our board of trust managers has unanimously approved the proposal to change the Company's state of organization from Texas to Maryland and, for the reasons discussed below, believes that changing the Company's state of organization to Maryland is in the best interests of the Company and its shareholders. The effect of the Reorganization will be to change the law applicable to our business affairs from Texas law to Maryland law. Following the Reorganization:

  •
  Our corporate name will continue to be Hartman Commercial Properties REIT.

  •
  Our corporate office will continue to be located in Houston, Texas. We will not establish any offices or operations in Maryland as a result of the Reorganization.

  •
  Our business, trust managers and management will continue to be the same as immediately before the Reorganization.

  •
  Our fiscal year, assets, liabilities and dividend policies will be the same as immediately before the Reorganization.

        The Company is proposing the Reorganization in order to change its domicile to Maryland, which is generally recognized by REIT analysts and investors as a domicile of choice for real estate investment trusts ("REITs"), which we believe will result in greater market acceptance for our best-efforts public offering of securities that is being registered simultaneously with the proposed Reorganization. Our board of trust managers believes that because of Maryland's more comprehensive laws governing REITs and the number of REITs domiciled in that state, Maryland courts have developed a greater expertise than Texas courts in dealing with REITs and REIT issues and thus have developed a greater body of relevant case law. Our board of trust managers believes that the comprehensive Maryland statutes, Maryland's policies with respect to REITs and the established body of relevant case law are more conducive to the operations of a REIT than the laws and policies of Texas and they provide the trust managers and management of a REIT with greater certainty and predictability in managing the affairs of the Company. In addition, the Company's current declaration of trust does not comply with the Statement of Policy Regarding Real Estate Investment Trusts, adopted by the North American Securities Administrators Association regarding charters of REITs that sell securities to the public, but which are not listed on a national securities exchange. Upon Reorganizing in Maryland, the Company's new declaration of trust is intended to be in compliance with these guidelines, as well as similar policy statements incorporated in the securities (or "blue sky") laws of individual states.

        As a result of the above, our board of trust managers believes that being organized in Maryland and being governed by Maryland law, like the majority of REITs in our peer group, would be in the best interest of the Company.

How Will the Reorganization be Accomplished?

        We will change our state of organization from Texas to Maryland pursuant to a merger (the "Merger") of the Company directly with and into a Maryland real estate investment trust ("Hartman Maryland") formed for the sole purpose of the reorganization, and the conversion of each outstanding common share of beneficial interest of the Company into 1.42857 common shares of beneficial interest of Hartman Maryland, the surviving REIT (the "Reorganization") pursuant to an Agreement and Plan of Merger. Approval of the Reorganization shall constitute approval of all of the provisions set forth in the declaration of trust and bylaws of Hartman Maryland. The form of Agreement and Plan of Merger is attached to this proxy statement as Appendix C.

        Following approval by our shareholders, the Reorganization will become effective when articles of merger are filed with and accepted for record by the State Department of Assessments and Taxation of the State of Maryland and with the Harris County, Texas county clerk. We anticipate that this filing will be made as soon as possible after the annual meeting. At the effective time of the merger:

  •
  Hartman will be merged with and into its Maryland subsidiary, which will be the surviving trust in the Merger;

  •
  Hartman will cease to exist as a Texas business trust and, as a Maryland real estate investment trust, the Company will be governed by Maryland law instead of Texas law;

  •
  Following the Merger, the Company will be governed by the Maryland declaration of trust and Maryland bylaws in substantially the forms attached to this proxy statement as Appendix B and Appendix D, respectively;

  •
  Each common share of beneficial interest of Hartman Texas will be converted into 1.42857 common shares of beneficial interest of Hartman Maryland;

  •
  Following the effective time of the Merger, all share certificates representing our common shares immediately prior to the Merger will be deemed to represent 1.42857 common shares of beneficial interest of Hartman Maryland for each of our common shares reflected by such certificate without any action on the part of the holder; and

  •
  All options, rights or warrants to purchase our common shares of beneficial interest immediately prior to the Merger will thereafter entitle the holder to purchase 1.42857 common shares of beneficial interest of Hartman Maryland for each of our common shares of beneficial interest that the holder was entitled to purchase pursuant to such options, rights or warrants, with the exercise price adjusted accordingly, on the same terms without any action on the part of the holder.

        The Reorganization is subject to conditions, including approval by at least two-thirds of the votes entitled to be cast at the annual meeting.

Why am I Receiving More Than One Common Share of Beneficial Interest in Hartman Maryland?

        The Company is currently valued at approximately $14 per common share of beneficial interest. Our common shares of beneficial interest currently are not registered under the Securities Act of 1933, as amended (the "Securities Act"), however, we are in the process of registering our common shares of beneficial interest under the Securities Act in a best-efforts public offering in which the shares will not be listed on a national securities exchange. Typically, REITs that offer their stock for sale to the public in such non-listed best efforts public offerings offer such shares at $10 per share. Therefore, in connection with the Reorganization, we are making each common share of beneficial interest equal to $10 per share. To do so, each current common share of beneficial interest will be exchanged for 1.42857 common shares of beneficial interest, par value $0.001 per share, of Hartman Maryland. After the Reorganization, you will own more shares of Hartman Maryland than you currently do in the Company, however, each of those shares in Hartman Maryland will have a value that is proportionately less than the value of your shares in the Company. Similarly, your rights to receive common shares of beneficial interest, by exercise, conversion or otherwise, will be proportionately adjusted to reflect this exchange ratio. Each common share of beneficial interest of Hartman Maryland outstanding after the effective time of the Reorganization will entitle the holder thereof to voting rights (except as provided below), dividend rights and liquidations rights equivalent to the rights of a holder of common shares of beneficial interest of Hartman Texas. Ultimately, after the Reorganization, you will have the same ownership percentage in Hartman Maryland as you currently have in the Company.

Does Anything Change With Regard To My Investment in Hartman Shares?

        Other than as described above under "Why am I Receiving More Than One Common Share of Beneficial Interest in Hartman Maryland?", no. After the Reorganization, each outstanding share of Hartman Maryland will entitle the holder thereof to voting rights (except as provided under Maryland law as discussed below), dividend rights and liquidation rights equivalent to the rights of holders of our common shares prior to the Reorganization. However, see below for a discussion of the differences between Texas law and Maryland law, which could affect some of your rights as a shareholder in the Company.

        If the Reorganization is approved and the Merger completed, we will take necessary action to provide that all rights of participants in our incentive share plan prior to the Merger will be substantially identical to their rights following the Merger, other than the number of shares, and any related adjustment to the exercise price, as discussed above under "Why am I Receiving More Than One Common Share of Beneficial interest in Hartman Maryland?". Accordingly, the participants' new rights will be on substantially identical terms and conditions contained in our existing plan. A vote to approve the Reorganization will also be deemed a vote to approve the necessary amendments to the existing incentive share plan.

What are the Benefits of the Reorganization?

        Our board of trust managers believes that the Company will benefit in several ways by changing its state of organization from Texas to Maryland:

  •
  the Company will be governed by Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland (the "Maryland REIT Law"), which contains provisions conducive to the operations of a REIT;

  •
  being governed by Maryland law will allow for greater market acceptance for the securities being registered by the Company simultaneously with this proxy statement for a best-efforts public offering; and

  •
  being governed by Maryland law will bring the Company's governance more in line with that of other REITs.

        The number of REITs that have organized or reorganized in Maryland may be attributable to the fact that for many years Maryland has followed a policy of encouraging REITs to establish their legal domicile in that state. In furtherance of that policy, Maryland has adopted comprehensive, modern and flexible laws that are periodically updated and revised to meet changing business needs. Maryland has a comprehensive body of law specific to REITs and a pro-REIT state tax structure, including:

  •
  provisions permitting charter restrictions on the transferability of shares, which are necessary to satisfy REIT tax requirements; and

  •
  provisions which permit the issuance of shares to holders for the specific purpose of satisfying REIT tax requirements on share ownership.

        The Maryland REIT Law specifically governs REITs that are organized as a trust, such as the Company, which many believe helps provide greater certainty with respect to the treatment of a REIT under state law.

What are the Disadvantages of the Reorganization?

        While our board of trust managers believes the Reorganization is in the best interests of the Company and its shareholders, Texas and Maryland law differ in some respects. It is possible that one or more of these differences may be considered disadvantageous to any given shareholder. The rights of shareholders and the powers of management under Maryland and Texas law are discussed in more detail below.

What are the Material Federal Income Tax Consequences of the Reorganization?

        The Reorganization is intended to be treated for federal income tax purposes as a "reorganization" within the meaning of Section 368(a) of the Code. Based on the intended qualification of the Reorganization as a "reorganization," no gain or loss will be recognized by the Company as a result of the Reorganization, and no gain or loss will be recognized by any shareholder of the Company who receives common shares of beneficial interest of the new Maryland real estate investment trust in exchange for our current common shares of beneficial interest. Each former holder of the Company's common shares of beneficial interest will have the same tax basis in the Maryland common shares of beneficial interest received by such holder pursuant to the Reorganization as such holder has in the shares of the Company's common shares of beneficial interest. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the Reorganization. The foregoing is only a summary of certain federal income tax consequences. State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above, and shareholders should consult their own tax advisors as to the effect of the Reorganization under applicable tax laws.

Will the Company's Business Change After the Reorganization?

        No, the Reorganization will not result in any change in our name, business, trust managers, management, fiscal year, assets or liabilities, dividend policies or the location of our principal executive offices.

How Do the Rights of Shareholders and the Corporate Governance of the Company Compare Before and After the Reorganization?

        Hartman is currently organized as a business trust under the laws of the State of Texas. As a Texas business trust, Hartman is governed by:

  •
  the Texas Real Estate Investment Trust Act, which we refer to as the "Texas Law;"

  •
  the Company's amended declaration of trust; and

  •
  the Company's amended and restated bylaws.

        As a Maryland real estate investment trust, Hartman will be governed by:

  •
  The Maryland REIT Law;

  •
  certain provisions of the Maryland General Corporation law, which we refer to as the "MGLC;"

  •
  the Maryland declaration of trust in the form attached hereto as Appendix B, as further amended from time to time; and

  •
  the Maryland bylaws attached hereto as Appendix D, as further amended from time to time.

What are the Material Differences Between the Rights of a Shareholder Under Texas and Maryland Laws?

        The following is a summary of the material differences between the rights of Hartman Maryland and Hartman Texas shareholders. As a Maryland REIT, Hartman Maryland is subject to the Maryland REIT Law, or "MRL." As a Texas real estate investment trust, Hartman Texas is subject to the Texas Real Estate Investment Trust Act, or the "Texas REIT Act."

        The following discussion is not intended to be complete and is qualified by reference to the declaration of trust and bylaws of Hartman Maryland and Hartman Texas and the applicable state law. The declaration of trust and bylaws of Hartman Maryland and Hartman Texas are incorporated by reference in this proxy statement. The Hartman Maryland form of declaration of trust and bylaws are attached to this proxy statement as Appendix B and Appendix D, respectively. The Hartman Texas declaration of trust and bylaws will be sent to shareholders of Hartman Texas upon request. See "Where You Can Find More Information" herein.

	Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
Authorized Shares	Hartman Maryland is authorized to issue 450,000,000 shares of beneficial interest, consisting of 400,000,000 common shares, $0.001 par value per share, and 50,000,000 preferred shares, $0.001 par value per share.

Pursuant to the Hartman Maryland declaration of trust, the board of trustees may amend the declaration of trust to increase or decrease the aggregate number of shares or the number of shares of any class or series without shareholder approval. In addition, the Hartman Maryland declaration of trust authorizes the board of trustees to classify or reclassify any unissued common shares or preferred shares without shareholder approval.

On December 31, 2003, there were no common shares and no preferred shares issued and outstanding.	Hartman Texas is authorized to issue 450,000,000 shares of beneficial interest, consisting of 400,000,000 common shares, $0.001 par value per share, and 50,000,000 preferred shares, $0.001 par value per share.

Except as otherwise specifically provided in any resolution of the Trust Managers providing for the issue of any particular series of preferred shares, the number of shares of any such series may be increased or decreased (but not below the number of shares of such series then outstanding) by a resolution adopted by the trust managers.

On December 31, 2003, there were 4,907,107.16 common shares and no preferred shares issued and outstanding.

Number of Trustees/Trust Managers	A majority of the entire board of trustees may establish, increase or decrease the number of trustees, provided that the number of trustees will never be less than three nor more than 15.	The number of trust managers may be fixed from time to time by resolution of the trust managers, provided that the number of trust managers will never be less than three nor more than ten.

Removal of Trustees/Trust Managers	Subject to the rights of any preferred shares to vote for trustees, a trustee may be removed from office with or without cause by the affirmative vote of the holders of not less than a majority of shares then outstanding and entitled to vote generally in the election of trustees.	A trust manager may be removed from office with or without cause by the affirmative vote of the holders of not less than two-thirds of the shares then outstanding and entitled to vote thereon.

	Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
Vacancies	Any vacancy may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy will serve for the remainder of the full term of the trusteeship in which the vacancy occurred. Independent trustees must nominate replacements for vacancies among the independent trustees' positions.	Any vacancies will be filled by the affirmative vote of a majority of the remaining trust managers, even though less than a quorum. Independent Trust Managers must nominate replacements for vacancies in the Independent trust manager positions. An "Independent Trust Manager" is a trust manager who is not, and within the last two years has not been, directly or indirectly associated with the advisor of Hartman Texas by virtue of (i) ownership of an interest of the advisor, (ii) employment by the advisor or its affiliates, (iii) service as an officer, trust manager, or director of the advisor or its affiliates, (iv) performance of services, other than as a trust manager, for Hartman Texas, (v) service as a director, trust manager or trustee of more than three real estate investment trusts advised by the advisor, or (vi) maintenance of a material business or professional relationship with the advisor or any of its affiliates.
Limitation of Trustee/Trust Manager and Officer Liability	The MRL permits a Maryland REIT to include in its declaration of trust a provision limiting the liability of trustees and officers to the trust and its shareholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Hartman Maryland declaration of trust contains a provision which eliminates trustees' and officers' liability to the maximum extent permitted by Maryland law.	The Hartman Texas declaration of trust provides that no Trust manager or officer of Hartman Texas will be liable to Hartman Texas for any act, omission, loss, damage or expense arising from the performance of his or her duties to Hartman Texas save only for his or her own willful misfeasance or malfeasance or negligence. The Texas REIT Act and the Hartman Texas bylaws both permit trust managers and officers of Hartman Texas to rely upon expert advice in making their decisions.

Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
Indemnification	The MRL permits a Maryland REIT to indemnify and advance expenses to its trustees, officers, employees and agents to the same extent as permitted for directors and officers of Maryland corporations. The Maryland General Corporation Law, or MGCL, permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that:

•    the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty,

•    the director or officer actually received an improper personal benefit in money, property or services or

•    in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

However, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.
The Texas REIT Act permits a Texas REIT to indemnify a person who was, is, or is threatened to be, made a named defendant or respondent in a threatened, pending or completed action, suit or proceeding because the person is or was a trust manager only if it is determined that the person:

•    conducted himself or herself in good faith;

•    reasonably believed in the case of conduct in his or her official capacity as a trust manager of the REIT, that his or her conduct was in the REIT's best interest, and in all other cases, that his or her conduct was at least not opposed to the REIT's best interests; and

•    in the case of a criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

The Texas REIT Act, with limited exceptions, forbids the indemnification of a trust manager in respect of a proceeding in which the trust manager is found liable on the basis that personal benefit was improperly received by him or her, whether or not the benefit resulted from an action taken in the trust manager's official capacity or in which the person is found liable to the REIT.

The Hartman Texas declaration of trust provides that Hartman Texas will indemnify (a) any present or former trust manager or officer of Hartman Texas, (b) any person who while serving as a trust manager or officer of Hartman Texas, served at Hartman

Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
The Hartman Maryland declaration of trust provides that Hartman Maryland will indemnify and hold harmless a trustee, officer, employee or agent against any and all losses or liabilities reasonably incurred by such trustee, officer, employee or agent in connection with or by reason of any act or omission performed or omitted to be performed on Hartman Maryland's behalf in such capacity.

However, the Hartman Maryland declaration of trust limits Hartman Maryland's ability to indemnify its trustees, officers, employees or agents for losses arising from its operation by requiring that the following additional conditions are met:

•    the trustees, officers, employees or agents have determined, in good faith, that the course of conduct that caused the loss or liability was in Hartman Maryland's best interests;

•    in the case of non-independent trustees, the liability or loss was not the result of negligence or misconduct by the non-independent trustee;

•    in the case of independent trustees, the liability or loss was not the result of gross negligence or willful misconduct by the independent trustee; and

•    the indemnification or agreement to hold harmless is recoverable only out of Hartman Maryland's net assets and not from the shareholders.

Indemnification of Hartman Maryland's trustees, officers, employees	Texas's request as a trust manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another entity and (c) any person nominated or designated by the trust managers or any committee thereof to serve in any of the above capacities.

However, the Hartman Texas declaration of trust limits Hartman Texas's ability to indemnify its trust managers and officers and the other persons mentioned above for losses arising from its operations by requiring that the following additional conditions are met:

•    the person seeking indemnification has determined, in good faith, that the course of conduct that caused the loss or liability was in Hartman Texas's best interests;

•    in the case of a person seeking indemnification who is not an Independent Trust Manager, the liability or loss was not the result of negligence or misconduct by such person;

•    in the case of an Independent Trust Manager, the liability or loss was not the result of gross negligence or willful misconduct by the Independent Trust Manager; and

•    the indemnification or agreement to hold harmless is recoverable only out of Hartman Texas's net assets and not from its shareholders.

Indemnification of Hartman Texas's trust managers, officers or employees

Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
or agents will not be allowed for liabilities arising from or out of a violation of state or federal securities laws, unless one or more of the following conditions are met:

•    there has been a successful adjudication on the merits of each count involving alleged securities law violations;

•    such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

•    a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Hartman Maryland's securities were offered as to indemnification for violations of securities laws.

Hartman Maryland's declaration of trust provides that the advancement of funds to trustees, officers, employees or agents for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if all of the following conditions are satisfied:

•    the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of Hartman Maryland;
will not be allowed for liabilities arising from or out of a violation of state or federal securities laws, unless one or more of the following conditions are met:

•    there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the person requesting indemnification;

•    such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the person requesting indemnification; or

•    a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Hartman Texas's securities were offered as to indemnification for violations of securities laws.

Hartman Texas's declaration of trust provides that reasonable expenses incurred by a trust manager, an officer or one of the other persons eligible for indemnification, who was or is a witness in a legal action or was, is, or is threatened to be, made a named defendant or respondent in a legal action will be paid or reimbursed by Hartman Texas at reasonable intervals in advance of final disposition of the proceeding after Hartman Texas

Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
• the trustees, officers, employees or agents provide Hartman Maryland with written affirmation of their good faith belief that they have met the standard of conduct necessary for indemnification;

•    the legal action is initiated by a third party who is not a shareholder or, if the legal action is initiated by a shareholder acting in his or her capacity as such, a court of competent jurisdiction specifically approves such advancement; and

•    the trustees, officers, employees or agents agree in writing to repay the advanced funds to Hartman Maryland together with the applicable legal rate of interest thereon, in cases in which such trustees, officers, employees or agents are found not to be entitled to indemnification.
receives a written undertaking by or on behalf of the proposed indemnitee to repay the amount paid or reimbursed by Hartman Texas, together with the applicable legal rate of interest, if it is ultimately determined that he or she is not entitled to indemnification, provided that:

•    the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of Hartman Texas; and

•    the legal action is initiated by a third party who is not a shareholder or, if the legal action is initiated by a shareholder acting in his or her capacity as such, a court of competent jurisdiction specifically approves such advancement.

Statutory Takeover Provisions	The MRL and the MGCL provide protection for Maryland REITs against unsolicited takeovers by protecting the board of trustees with regard to actions taken in a takeover context. The MRL and the MGCL provide that the duties of trustees will not require them to:

•    accept, recommend or respond to any proposal by a person seeking to acquire control;

• make a determination under the Maryland Business	The Texas REIT Act does not contain any provisions regarding unsolicited takeovers.

Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
Combination Act or the Maryland Control Share Acquisition Act, as described below;

•    elect to be subject to any or all of the "elective provisions" described below; or

•    act or fail to act solely because of (i) the effect the act or failure to act may have on an acquisition or potential acquisition of control or (ii) the amount or type of consideration that may be offered or paid to shareholders in an acquisition.

The MRL and the MGCL also establish a presumption that the act of a trustee satisfies the required standard of care. In addition, an act of a trustee relating to or affecting an acquisition or a potential acquisition of control is not subject under the MRL and the MGCL to a higher duty or greater scrutiny than is applied to any other act of a trustee. This provision creates a Maryland rule which is less exacting than case law in many other jurisdictions which imposes an enhanced level of scrutiny when a board implements anti-takeover measures in a change of control context and shifts the burden of proof to the board to show that the defensive mechanism adopted by a board is reasonable in relation to the threat posed.

Subtitle 8 of Title 3 of the MGCL allows publicly held Maryland REITs to elect to be governed by all or any part of Maryland law provisions relating to extraordinary actions and unsolicited takeovers. The election to be governed by one or

Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
more of these provisions can be made by a Maryland REIT in its declaration of trust or bylaws or by resolution adopted by the board of trustees so long as the REIT has at least three trustees who, at the time of electing to be subject to the provisions, are not:

•    officers or employees of the REIT;

•    persons seeking to acquire control of the REIT;

•    trustees, officers, affiliates or associates of any person seeking to acquire control; or

•    nominated or designated as trustees by a person seeking to acquire control.

Articles supplementary must be filed with the Maryland State Department of Assessments and Taxation if a Maryland REIT elects to be subject to any or all of the provisions by board resolution or bylaw amendment. Shareholder approval is not required for the filing of articles supplementary.

Subtitle 8 provides that a REIT can elect to be subject to all or any portion of the following provisions notwithstanding any contrary provisions contained in its existing declaration of trust or bylaws:

•    a classified board;

•    two-thirds vote requirement for removing a trustee;

•    a requirement that the number of trustees be fixed only by vote of the trustees;

	Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
• a requirement that a vacancy on the board be filled only by the remaining trustees and for the remainder of the full term of the trusteeship in which the vacancy occurred; and

•    a majority requirement for the calling of a special meeting of shareholders.

Pursuant to Subtitle 8, Hartman Maryland has elected to provide that vacancies on its board of trustees may be filled only by the remaining trustees and for the remainder of the full term of the trusteeship in which the vacancy occurred. Through provisions in its declaration of trust and bylaws unrelated to Subtitle 8, Hartman Maryland already vests in its board of trustees the exclusive power to fix the number of trusteeships.

Call of Special Shareholders Meetings	Special meetings of shareholders may be called by the president, by a majority of trustees or by a majority of independent trustees and must be called by an officer of Hartman Maryland upon the written request of shareholders holding in the aggregate ten percent or more of the outstanding shares entitled to vote on any matter to be considered at the meeting.	The Hartman Texas declaration of trust provides that special meetings of shareholders may be called by the president or by a majority of trust managers and must be called by an officer of Hartman Texas upon the written request of shareholders holding in the aggregate ten percent or more of the outstanding shares entitled to vote on any matter to be considered at the meeting. In addition, the Hartman Texas bylaws provide that a special meeting of shareholders may be called by the trust managers, any officer of Hartman Texas or the holders of at least five percent of all shares entitled to vote at the meeting.

Advance Notice of Trustee/Trust Manager Nominations and New Business	The Hartman Maryland bylaws require advance written notice for shareholders to nominate a trustee or bring other business before a meeting of shareholders. For an annual meeting, a	The Hartman Texas bylaws require advance written notice for shareholders to nominate a trust manager or bring other business before a meeting of shareholders. For an annual meeting, a

	Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
shareholder must deliver notice to the secretary of Hartman Maryland not earlier than the 120th day and not later than 5:00 p.m., Central Time, on the 90th day prior to the first anniversary of the date of mailing of the notice for the previous year's annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the previous year's annual meeting, notice by the shareholder must be given not earlier than the 120th day prior to the date of mailing of the notice for the meeting and not later than 5:00 p.m., Central Time, on the later of the 90th day prior to the date of mailing of the notice for the meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for the meeting is made. For a special meeting at which trustees are to be elected, a shareholder must deliver notice to the secretary of Hartman Maryland not earlier than the 120th day prior to the meeting and not later than 5:00 p.m., Central Time, on the later of the 90th day prior to the meeting or the tenth day following the day on which public announcement of the date of the meeting is made.

The Hartman Maryland bylaws contain detailed requirements for the contents of shareholder notices of trustee nominations and new business.	shareholder must deliver notice to the secretary of Hartman Texas not less than 60 days nor more than 90 days before the meeting. If less than 70 days notice of an annual meeting is given, a shareholder must deliver notice no later than the tenth day following the day on which notice of the meeting is given.

The Hartman Texas bylaws contain detailed requirements for the contents of shareholder notices of trust manager nominations and new business.
Amendment of Declaration of Trust	The Hartman Maryland declaration of trust may be amended only if approved by the board of trustees and by the affirmative vote of a majority of all votes entitled to be cast on the matter, including (a) any amendment that would adversely affect the rights, preferences and	The Hartman Texas declaration of trust provides that it may generally be amended, without the necessity for concurrence by the trust managers, by the affirmative vote of holders of not less than a majority of the shares then outstanding and entitled to vote thereon. However, an

	Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
privileges of the shareholders and (b) any amendment relating to (i) investment objectives and limitations, (ii) conflicts of interest, (iii) liability limitation, indemnification and transactions with the trust, (iv) merger, consolidation or sale of trust property, (v) termination, (vi) number, removal and fiduciary obligation of trustees and (vii) amendment of the Hartman Maryland declaration of trust by shareholders.

The board of trustees may amend the declaration of trust without shareholder approval (a) to increase or decrease the aggregate number of shares or the number of shares of any class or series, (b) to qualify as a REIT under the Internal Revenue Code or the MRL and (c) in any respect in which the charter of a Maryland corporation may be amended without shareholder approval.	affirmative vote of holders of at least 80% of the shares then outstanding and entitled to vote thereon is required in order to amend provisions of the Hartman Texas declaration of trust relating to: (a) amendments of the declaration of trust; (b) reorganizations; (c) the designation of the number and removal of trust managers; and (d) the restrictions on ownership and transfer of shares.

The Hartman Texas declaration of trust may not be amended in any respect that would, in the determination of the trust managers, cause Hartman Texas not to qualify as a REIT. The trust managers, by a majority vote, may amend the Hartman Texas declaration of trust to enable Hartman Texas to qualify as a REIT. The Trust Managers may not otherwise amend the Hartman Texas declaration of trust.

No amendment of the Hartman Texas declaration of trust may reduce amounts payable upon liquidation or eliminate voting of any outstanding class of shares unless approved by the affirmative vote of holders of not less than 67% of the shares then outstanding and entitled to vote thereon.
Amendment of Bylaws	The board of trustees has the exclusive power to adopt, alter or repeal any provision of the bylaws and to make new bylaws.	The Hartman Texas bylaws may be altered, amended or repealed (a) by the affirmative vote of a majority of the Trust Managers or (b) by the affirmative vote of the holders of a majority of the outstanding shares, unless the alteration, amendment or repeal relates to the advance notice requirements for Trust Manager nominations and new business, the election and term of officers or trust managers, the removal of

Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
trust managers, the filling of vacancies in the trust manager positions and certain other general provisions of the bylaws, in which case the affirmative vote of two-thirds of the outstanding shares will be required.

Mergers, Consolidations and Sale of Trust Property	Hartman Maryland may merge, consolidate or sell, lease, exchange or otherwise transfer all or substantially all of its property only if such action is approved by the board of trustees and, except as described below, by the affirmative vote of a majority of all the votes entitled to be cast on the matter. Any merger, consolidation or sale of trust property involving an affiliate of Hartman Maryland or its advisor must also be approved by a majority of trustees (including a majority of independent trustees) not otherwise interested in the transaction. Approval of a merger by shareholders is not required if:

•    (i) the merger does not reclassify or change the terms of any class or series of shares that is outstanding immediately before the merger becomes effective or otherwise amend the declaration of trust and (ii) the number of shares of such class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of such class or series outstanding immediately before the effective time of the merger; or

• the merger is between Hartman Maryland and a 90%-or-more owned subsidiary.	The trust managers may cause the reorganization of Hartman Texas, merge Hartman Texas into another entity, consolidate Hartman Texas with one or more other entities into a new entity or sell or otherwise dispose of all or substantially all of Hartman Texas's property only if such action is approved by the affirmative vote of holders of not less than a majority of shares then outstanding and entitled to vote thereon. Any merger, consolidation or sale of trust property involving an affiliate of Hartman Texas or its advisor must also be approved by a majority of trust managers (including a majority of Independent Trust Managers) not otherwise interested in the transaction.

Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
Termination	If Hartman Maryland's shares are not listed by the twelfth anniversary of the conclusion of Hartman Maryland's initial public offering, Hartman Maryland must undertake an orderly liquidation and sale of assets, distribute net sales proceeds to shareholders and terminate. If the shares are listed by that date, Hartman Maryland will continue perpetually until terminated pursuant to its declaration of trust and the MRL.

The termination of Hartman Maryland must be approved by a majority of the entire board of trustees and by the affirmative vote of a majority of all the votes entitled to be cast on the matter.	Hartman Texas will continue perpetually unless dissolved pursuant to its declaration of trust and the Texas REIT Act.

The trust managers may dissolve or liquidate Hartman Texas provided that such action is approved by the affirmative vote of holders of not less than a majority of the shares outstanding and entitled to vote thereon. In addition, the declaration of trust provides that Hartman Texas may be terminated at any time, without the necessity for concurrence by the trust managers, by the vote or written consent of a majority of the outstanding shares.

Business Combinations with Interested Shareholders	Under Maryland law, "business combinations" between a Maryland REIT and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

•    any person who beneficially owns ten percent or more of the voting power of the REIT's shares; or

• an affiliate or associate of the REIT who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting shares of the REIT.	Neither the Texas REIT Act nor Hartman Texas's declaration of trust or bylaws contain a similar business combination provision.

Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
A person is not an interested shareholder under the statute if the board of trustees approved in advance the transaction by which he or she otherwise would have become an interested shareholder. However, in approving a transaction, the board of trustees may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland REIT and an interested shareholder generally must be recommended by the board of trustees of the REIT and approved by the affirmative vote of at least:

•    eighty percent of the votes entitled to be cast by holders of outstanding voting shares of the REIT; and

•    two-thirds of the votes entitled to be cast by holders of voting shares of the REIT other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if the REIT's common shareholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for his or her shares.

Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of trustees prior to the time that the interested shareholder becomes an interested shareholder. Pursuant to the statute, the Hartman Maryland board of trustees has exempted any business combination involving any interested shareholder. Consequently, the five-year prohibition and the super-majority vote requirements will not apply to business combinations between Hartman Maryland and any of them.

Control Share Acquisitions	Maryland law provides that control shares of a Maryland REIT acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by trustees who are employees of the REIT are excluded from shares entitled to vote on the matter. Control shares are voting shares which, if aggregated with all other shares owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing trustees within one of the following ranges of voting power:

•    one-tenth or more but less than one-third,

•    one-third or more but less than a majority, or

•    a majority or more of all voting power.
Neither the Texas REIT Act nor Hartman Texas's declaration of trust or bylaws contain a similar control share acquisition statute.

Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

The control share acquisition statute does not apply (a) to shares acquired in a merger, consolidation or share exchange if the REIT is a party to the transaction, or (b) to acquisitions approved or exempted by the declaration of trust or bylaws of the REIT. The Hartman Maryland bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of Hartman Maryland.

Appraisal Rights	The MRL and the MGCL provide a shareholder of a REIT objecting to a merger of the REIT with the right to demand and receive payment of the fair value of his or her shares, unless:

•    the shares are listed on a national securities exchange or are designated as a national market security on the interdealer quotation system of the National Association of Securities Dealers, Inc., or NASD, on the record date for determining shareholders entitled to vote on the merger;

• the shares are those of a successor entity, as long as the merger does not alter the contract rights of the shares as expressly provided by the declaration of trust and the shares are converted in whole or in part in	Under the Texas REIT Act, any shareholder of a domestic REIT may dissent from any of the following actions:

•    any plan of merger to which the REIT is a party if shareholder approval is required and the shareholder is entitled to vote on the matter;

•    any sale, lease, exchange or other disposition of all or substantially all of the property and assets, with or without good will, of a REIT requiring the special authorization of the shareholders; or

•    any share exchange or acquisition in which the shares of the REIT of the class or series held by the shareholder are to be acquired.

Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
the merger into shares, including preferred shares, of the successor entity or cash, scrip, or other rights or interests arising out of the treatment of fractional shares; or

•    the declaration of trust of the REIT provides that shareholders are not entitled to receive payment of the fair value of their shares.

The Hartman Maryland declaration of trust provides that shareholders will not be entitled to exercise any rights of an objecting shareholder unless the board of trustees, upon the affirmative vote of a majority of the entire board of trustees, determines that such rights apply, with respect to all or any classes or series of shares, to a particular transaction or all transactions occurring after the date of such determination in connection with which shareholders would otherwise be entitled to exercise such rights.	However, a shareholder may not dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, REIT, partnership or other entity, or from any plan of exchange, if:

•    the shares held by the shareholder are part of a class or series, and on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange, the shares are listed on a national securities exchange, designated as a national market security on an interdealer quotation system by the NASD, or successor entity, or held of record by not less than 2,000 holders; and

• the shareholder is not required by the terms of the plan of merger or plan of exchange to accept any consideration for the shareholder's shares other than (a) shares of a domestic or foreign entity that, immediately after the effective date of the merger, will be part of a class or series, shares of which are listed, or authorized for listing upon official notice of issuance, on a national securities exchange, approved for quotation as a national market security on an interdealer quotation system by the NASD or successor entity, or held of record by not less than 2,000 holders; (b) cash in lieu of fractional shares otherwise entitled to be received; or (c) any combination of the securities and cash described previously.

	Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
Distributions	The MRL contains no restrictions on the payment of distributions by a Maryland REIT.	The Texas REIT Act provides that a REIT may not make a distribution if: • after giving effect to the distribution, the REIT would be insolvent; or • the distribution exceeds the surplus of the REIT.

Committees	The Hartman Maryland board of trustees may delegate to a committee any of the powers of the board of trustees.	The Hartman Texas trust managers may delegate to a committee all powers of the trust managers, provided that the majority of the members of each committee are Independent Trust Managers, except that no committee will have the authority of the trust managers in reference to:

•    amending the declaration of trust, except that a committee may, to the extent provided in the resolution designating the committee or in the declaration of trust or bylaws, exercise the authority of the trust managers to classify or reclassify shares;

•    proposing a reduction of stated capital;

•    approving a plan of merger or share exchange;

•    recommending to shareholders the sale, lease or exchange of all or substantially all of the property or assets of Hartman Texas other than in the usual and regular course of business;

	Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
• recommending to shareholders a voluntary dissolution or a revocation thereof;

•    amending, altering or repealing the bylaws or adopting new bylaws;

•    filling vacancies in the trust managers;

•    filing vacancies in or designating alternate members of any committee;

•    filling any trust manager vacancy occurring because of an increase in the number of trust managers;

•    electing or removing officers of Hartman Texas or members or alternate members of any committee;

•    fixing the compensation of any member or alternate member of any committee; or

•    altering or repealing any resolution of the Trust Managers that by its terms provides that it is not so amendable or repealable.

In addition, unless the resolution designating the particular committee or the declaration of trust or bylaws expressly provides otherwise, no committee will have the authority to authorize a distribution or the issuance of shares.

Restrictions on Ownership and Transfer of Shares	The Hartman Maryland declaration of trust, with certain exceptions, authorizes the board of trustees to take such actions as are necessary and desirable to preserve Hartman Maryland's qualification as a REIT.	The Hartman Texas declaration of trust, with certain exceptions, authorizes the Trust Managers to take such actions as are necessary and desirable to preserve Hartman Texas's qualification as a REIT. Unless

Rights of Hartman Maryland Shareholders	Rights of Hartman Texas Shareholders
Unless exempted by the board of trustees, no person may own more than 9.8% of the value of Hartman Maryland's outstanding shares or more than 9.8% in value or number (whichever is more restrictive) of Hartman Maryland's common shares. The board of trustees may not grant an exemption to any proposed transferee whose ownership of in excess of the ownership limits would result in the termination of Hartman Maryland's status as a REIT. In addition, no person may own shares of Hartman Maryland that would result in Hartman being "closely held" under the Internal Revenue Code or otherwise cause Hartman Maryland to fail to qualify as a REIT, and no person may transfer shares if the transfer would result in shares of Hartman Maryland being owned by fewer than 100 persons. Any attempted transfer of shares which, if effective, would result in violation of the ownership limits discussed above or in Hartman Maryland being "closely held" under the Internal Revenue Code or otherwise failing to qualify as a REIT, will cause the number of shares causing the violation (rounded to the nearest whole share) to be automatically transferred to a trust for the exclusive benefit of one or more charitable beneficiaries, and the proposed transferee will not acquire any rights in the shares. Any attempted transfer of shares which, if effective, would result in Hartman Maryland shares being owned by fewer than 100 persons will be null and void.	exempted by the trust managers, no person may own more than 9.8% of the aggregate value of Hartman Texas's outstanding shares or more than 9.8% of the number of outstanding shares of any class of shares. The trust managers may not grant an exemption to any proposed transferee whose ownership of in excess of the ownership limits would result in the termination of Hartman Texas's status as a REIT. Any attempted transfer of shares which, if effective, would result in violation of the ownership limits discussed above will cause the number of shares causing the violation to be automatically transferred to a trust for the exclusive benefit of one or more charitable beneficiaries, and the proposed transferee will not acquire any rights in the shares. In addition, a transfer of Hartman Texas shares will be null and void if the transfer results in (a) the shares of Hartman Texas being owned by less than 100 persons, (b) Hartman Texas being "closely held" under the Internal Revenue Code, (c) Hartman Texas owning, directly or indirectly, ten percent or more of the ownership interest in any tenant or subtenant or (d) the disqualification of Hartman Texas as a REIT.

Do I Have Dissenter's Rights?

        Yes. The Company is organized under Texas law, and the Texas Real Estate Investment Trust Act governs the rights of the Company's shareholders who as a result of the Merger and Reorganization seek appraisal, under Section 25.10, 25.20 and 25.30 of the Texas Real Estate Investment Trust Act, of the "fair value" of the holder's common shares of beneficial interest. The Reorganization may be terminated in the event that more than 1.0% of the outstanding Company common shares of beneficial interest exercises dissenters' rights of appraisal. The following is a summary of the principal provisions of the sections of the Texas Real Estate Investment Trust Act concerning dissenters' rights, a copy of which is attached to this proxy statement as Appendix E and incorporated in this proxy statement by reference. This summary is not a complete description and should be read in conjunction with the full text of Sections 25.10, 25.20 and 25.30 of the Texas Real Estate Investment Trust Act. Failure to take any action required by Sections 25.10, 25.20 and 25.30 of the Texas Real Estate Investment Trust Act would result in a termination or waiver of a shareholder's rights under the act.

        A shareholder who intends to exercise dissenters' rights must: (1) file with the Company, before the Company's annual meeting, a written objection to the Merger that identifies the holder, as of the record date, of the common shares of beneficial interest for which dissenters' rights will be exercised, states that the holder's dissenters' rights will be exercised if the Merger is approved and provides the holder's address to which notice of the action shall be delivered or mailed in that event; and (2) not vote in favor of the approval of the Merger and the Reorganization. The written objection must be filed with Allen R. Hartman, Corporate Secretary of the Company. A proxy or vote against the approval of the Merger and Reorganization will not constitute a written objection. Because a proxy left blank will, unless revoked, be voted "FOR" approval of the Merger and Reorganization, a holder of common shares of beneficial interest who intends to exercise his or her dissenters' rights who votes by proxy must not leave the proxy blank but must vote "AGAINST" or "ABSTAIN" from voting for or against approval of the Merger and Reorganization.

        Only a holder of common shares of beneficial interest as of the record date is entitled to demand appraisal for the common shares of beneficial interest registered in that holder's name. Accordingly, the written objection described above must be signed by or for the record holder, fully and correctly, as the holder's name appears on the holder's share certificates. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian, or custodian, then the written objection should be signed in that capacity. If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, then the written objection should be signed by or for all owners. An authorized agent, including one of two or more joint owners, may sign the written objection for a record holder. However, the agent must identify the record owner or owners and expressly disclose that, in signing the written objection, the agent is acting as agent for the record owner or owners. A record holder, such as a broker, who holds common shares of beneficial interest as nominee for beneficial owners, may exercise a holder's dissenters' rights with respect to the shares held for all or some of such beneficial owners. In that case, the written objection should set forth the number of common shares of beneficial interest covered by the objection. If no number of shares is expressly mentioned, the written objection will be presumed to cover all of the shares standing in the record holder's name.

        Within ten days after the effective time of the Merger, the Company will deliver or mail a notice of effectiveness of the Merger to each person who satisfied the foregoing conditions. Within ten days after the Company delivers or mails notice of the effectiveness of the Merger to a dissenting shareholder, the dissenting shareholder must deliver to the Company a written demand for payment of the fair value of the dissenting shareholder's common shares of beneficial interest. The demand must state the number of common shares of beneficial interest that the dissenting shareholder owns and the dissenting shareholder's estimate of the fair value of the shares. The fair value of the shares will be determined as of the day immediately preceding the annual meeting, excluding any appreciation or depreciation in anticipation of the Merger. The written demand must be signed by or for the record holder of the shares in the same manner that the written objection described above must be signed. A dissenting shareholder who fails to make a demand within the ten-day period is bound by the action.

        Any dissenting shareholder who has demanded payment in accordance with their dissenters' rights under the Texas Real Estate Investment Trust Act will not be entitled to vote or exercise any other shareholder rights, except the right to receive payment of the fair value of the holder's shares pursuant to the applicable sections of the Texas Real Estate Investment Trust Act and the right to maintain an appropriate action to obtain relief on the ground that the Merger would be or is fraudulent. Furthermore, the common shares of beneficial interest for which payment has been demanded in accordance with the appraisal rights under Texas law will not be considered outstanding for the purposes of any subsequent vote of shareholders.

        Within 20 days after demanding payment in accordance with the Texas Real Estate Investment Trust Act, the dissenting shareholder must surrender the certificates representing the shareholder's common shares of beneficial interest to the Company. The Company will then make a notation on each certificate that a demand for payment has been made. The Company may terminate the dissenting shareholder's rights under Texas law if the dissenting shareholder fails to deliver the certificates, unless a court directs otherwise for good cause. Within 20 days after the Company receives a demand for payment from a dissenting shareholder, the Company must deliver or mail to the dissenting shareholder a written notice that either: (1) accepts the dissenting shareholder's fair value estimate and agrees to pay that amount for the shareholder's shares within 90 days after the effective time of the Merger, or (2) contains the Company's estimate of the fair value of the dissenting shareholder's shares and offers to pay the amount of the Company's estimate within 90 days after the effective time of the Merger. If, within 60 days after the effective time of the Merger, the Company and the dissenting shareholder agree on the fair value of the shareholder's shares, the Company will pay for the shares within 90 days after the effective time of the Merger and upon surrender of the certificates representing the shares duly endorsed. Upon payment of the agreed value, the dissenting shareholder will no longer have any interest in the shareholder's common shares of beneficial interest or in the Company.

        If, within 60 days after the effective time of the Merger, the dissenting shareholder and the Company do not agree on fair value, then either the dissenting shareholder or the Company may, between 60 days and 120 days after the effective time of the Merger, file a petition in any court of competent jurisdiction in Harris County, Texas, seeking a finding and determination of the fair value of the shareholder's shares. If the dissenting shareholder files the petition, service of a copy thereof must be made upon the Company, which must, within 10 days after service, file, in the office of the clerk of the court in which the petition was filed, a list containing the names and addresses of all the shareholders who have demanded payment for their shares and with whom the Company has not reached agreement as to the fair value of their shares. If the Company files the petition, then the petition will be accompanied by such a list.

        Dissenting shareholders should not assume that the Company will file a petition seeking to appraise dissenting shareholders' shares or that the Company will initiate any negotiations with respect to the fair value of the shares. Accordingly, dissenting shareholders should initiate all necessary action to perfect their dissenters' rights within the time periods specified in the applicable sections of the Texas Real Estate Investment Trust Act. Dissenting shareholders lose the right to appraisal if no petition for appraisal is filed within 120 days after the effective time of the Merger.

        If a petition for an appraisal is timely filed, then after a hearing on the petition, the court will determine the shareholders who have complied with the applicable provisions of the Texas Real Estate Investment Trust Act and will appoint one or more qualified appraisers to determine the fair value of the common shares of beneficial interest. After the appraiser files its report with the court, the court will determine the fair value of the shares and will direct the Company to pay that value, together with interest to the date of judgment, to the shareholders entitled to such payment upon the surrender of duly endorsed certificates representing the shares. Upon payment of the judgment, the dissenting shareholders will no longer have any interest in their shares or in the Company.

        Any judicial determination of the "fair value" of the shares could be based on considerations other than or in addition to the Merger consideration and the market value of the shares, including asset values, the investment value of the shares and any other valuation considerations generally accepted in the investment community. The value determined for the shares could be more, less than, or the same as the Merger consideration. The court will allow the appraisers a reasonable fee as court costs, and all court costs will be allotted among the parties in the manner that the court determines to be fair and equitable.

        Any dissenting shareholder who has demanded payment under Texas law may withdraw the demand at any time before payment for his or her shares or before any petition has been filed requesting a determination of fair value. A demand may not be withdrawn after payment has been made or, unless the Company consents, after any such petition has been filed. If (a) a demand is properly withdrawn, (b) the Company terminates the shareholder's dissenters' rights for failure to submit certificates for notation of demand, (c) no petition is filed within 120 days after the effective time of the Merger, or (d) after a hearing on any such petition, the court determines that a shareholder is not entitled to the relief provided under Texas law, then, in any such case, a dissenting shareholder and all persons claiming under him or her will be conclusively presumed to have approved and adopted the Merger Agreement and approved the Merger and will be bound by the terms of it, the right of the shareholder pursuant to the applicable sections of the Texas Real Estate Investment Trust Act to be paid for his or her shares will cease, his or her status as a shareholder will be restored without prejudice to any corporate proceedings that may have been taken place during the interim, and the shareholder will be entitled to receive any dividends or other distributions made to the Company's shareholders in the interim.

        In the absence of fraud in the Merger, the right to dissent as described above is the exclusive remedy for the recovery of the value of the shares or money damages to shareholders with respect to the Merger.

What is the Vote Required for Approval of the Reorganization Proposal?

        The reorganization proposal requires the affirmative vote of at least two-thirds of the shares of our common shares of beneficial interest entitled to vote at the meeting. Approval of the reorganization proposal by our shareholders at the meeting will also constitute approval of the plan of merger in the form attached to this proxy statement as Appendix C, as well as the Maryland declaration of trust and Maryland bylaws in the forms attached as Appendix B and Appendix D, respectively.

What is the Recommendation of the Board of Trust Managers?

        Our board of trust managers recommends that the shareholders vote "FOR" the proposal to change the Company's state of organization from Texas to Maryland.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows, as of March 31, 2004, the amount of our common shares beneficially owned (unless otherwise indicated) by (1) any person who is known by us to be the beneficial owner of more than 5.0% of the outstanding shares of common shares, (2) our trust managers, (3) our executive officers, and (4) all of our trust managers and executive officers as a group. The table also shows this ownership information assuming all outstanding OP Units are converted into shares of our common shares.

        As of March 31, 2004, we had 4,907,107.16 common shares outstanding. After the best-efforts offering being registered simultaneously with the Reorganization (the "Offering"), assuming all 10,000,000 shares offered by the prospectus to the public and all 1,000,000 shares offered under our dividend reinvestment plan are sold, 18,010146.08 common shares would be outstanding. As of March 31, 2004, there were also 8,719,905.55 OP Units outstanding, each convertible into our common shares of beneficial interest on a one-for-one basis. The information presented in the table below represents security ownership data as of March 31, 2004, and does not reflect any changes that may be caused by the Reorganization or the Offering.

	Number of Shares Beneficially Owned(1)		Percent
Name of Beneficial Owner(2)	Actual	Assuming Conversion of All OP Units	Actual	Assuming Conversion of All OP Units
Allen R. Hartman(3)(4)	186,874.37	1,788,382.42	3.81%	27.48%
Robert W. Engel	—	—	—	—
Sam Hathorn	37,578.29	80,380.88	*	1.62
Jack L. Mahaffey	47,949.70	70,309.60	*	1.43
Chris A. Minton	28,949.75	50,111.32	*	1.02
Chand Vyas	100,000.00	100,000.00	2.04	2.04
All trust managers and executive officers as a Group (7 persons)	401,352.11	2,089,184.22	8.18	31.68

*
Less than 1.0%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person or group who has or shares voting and investment power with respect to such shares. Actual amounts do not take into account OP Units held by the named person that are exchangeable for our common shares. Percentage ownership assuming conversion of OP Units assumes only the named person has converted his OP Units for our shares and does not take into effect any conversion by any other person.

(2)
Each person listed has an address in care of Hartman Commercial Properties REIT, 1450 West Sam Houston Parkway North, Suite 100, Houston, Texas 77043.

(3)
Includes Hartman Partnership, L.P. (139,255.00 shares and 342,428.96 OP Units), Hartman Partnership XII, L.P. (49,418.39 OP Units) and Hartman Partnership XV, LLC (33.00 OP Units).

(4)
Includes 861,976.37 OP Units owned by Houston R.E. Income Properties XIV, LP. Mr. Hartman does not own any limited partner interests in this partnership. However, Mr. Hartman owns 100% of the equity of the general partner of this partnership. As a result, Mr. Hartman may be deemed to be the beneficial owner of the securities held by this partnership. Therefore, the number of OP Units reported herein as beneficially owned by Mr. Hartman includes the 861,976.37 OP Units owned by Houston R.E. Income Properties XIV, LP. Consequently, for purposes of this table, Mr. Hartman is deemed to beneficially own the 861,976.37 common shares into which these OP Units are convertible. Mr. Hartman disclaims beneficial ownership of these OP Units and, for the purposes of this table, all common shares into which such OP Units are convertible.

DELIVERY OF VOTING MATERIALS

        To reduce the expenses of delivering duplicate voting materials to our shareholders, we are taking advantage of new householding rules that permit us to deliver only one set of voting materials, meaning the proxy statement to shareholders who share the same address unless otherwise requested. Each shareholder will receive a separate proxy card or voting instruction form and will therefore retain a separate right to vote on all matters presented at the meeting.

        If you share an address with another shareholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future meetings, you may request separate voting materials or request that we only send one set of voting materials to you if you are receiving multiple copies by calling us at (713) 467-2222 or by writing to us to the attention of Allen R. Hartman, Corporate Secretary, 1450 West Sam Houston Parkway N., Suite 100, Houston, Texas 77043.

Where You Can Find More Information

        We file annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at 233 Broadway, Suite 1300, New York, New York 10279; and at 500 West Madison Street, Chidago, Illinois 60661. You can obtain information about the operation of the Commisson's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N. W., Washington, D.C. 20549 at prescribed rates.

        Copies of this Proxy Statement and our most recent quarterly report filed on the SEC on Form 10-Q filed with the SEC are available to shareholders at no charge upon request directed as follows:

        Hartman Commercial Properties REIT
1450 West Sam Houston Parkway N., Suite 100
Houston, Texas 77043

AUDIT COMMITTEE REPORT

        The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Trust Managers. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

        In this context, the Audit Committee has met and held discussions with management and the independent auditor regarding the fair and complete presentation of the Company's results. The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. The Audit Committee discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

        In addition, the Audit Committee has discussed with the independent auditor the auditor's independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Audit Committee also has considered whether the independent auditor's provision of non-audit services to the Company is compatible with the auditor's independence. The Audit Committee has concluded that the independent auditor is independent from the Company and its management.

        The Audit Committee discussed with the Company's independent auditor the overall scope and plans for their audit. The Audit Committee meets with the independent auditor, with and without management present, to discuss the results of their examination, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of trust managers, and the board of trust managers approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee has selected, and the board of trust managers has ratified, the selection of the Company's independent auditor. The following independent directors, who constitute the Audit Committee, provide the foregoing report.

                      Audit Committee:
                      Chris A. Minton
                      Samuel C. Hathorn
                      Chand Vyas

April 29, 2004

        The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

CERTAIN TRANSACTIONS

        The compensation and fees that we pay to our affiliates are as follows:

        In connection with our $25,000,000 private placement of common shares that we closed in December 2000, we paid Hartman Management, L.P. $438,027 (approximately 1.8% of our gross proceeds from the private placement) for advisory and management services provided, and for the reimbursement of expenses incurred. In addition, we paid Hartman Management, L.P. acquisition and advisory fees of 4.0% of the gross proceeds we received from this private placement. Acquisition and advisory fees are defined generally as fees and commissions paid by any party to any person in connection with identifying, reviewing, evaluating, investing in, and the purchase, development or construction of properties. Acquisition fees do not include acquisition expenses, which include legal fees and expenses, travel expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance premiums and other closing costs and miscellaneous expenses relating to the selection, acquisition and development of real properties. The payment of these acquisition and advisory fees resulted in aggregate payments of $992,698. Upon the completion of our private placement, our obligation to pay these fees ceased.

        We pay property management fees to Hartman Management, L.P. Property management fees equal 5.0% of our effective gross revenues, which are defined generally as all payments actually collected from tenants and occupants of our properties exclusive of: (a) security payments and deposits (unless and until such deposits have been applied to the payment of current or past due rent); and (b) payment received from tenants in reimbursement of expenses of repairing damage caused by tenants. Our obligation for property management fees totaled $1,026,772 in the year ended December 31, 2003.

        We will also pay Hartman Management, L.P. 6.0% of the effective gross revenues of leases originated by Hartman Management, L.P. and 4.0% of effective gross revenues from expansions and renewals of current or existing leases by Hartman Management, L.P. Our obligation for leasing fees totaled $978,398 in the year ended December 31, 2003.

        We also pay Hartman Management, L.P. 1.0% of our effective gross revenues for the day-to-day operations Hartman REIT Operating Partnership, L.P., our operating partnership, and for providing general administrative services to us. Our obligation for fees associated with the operations of our operating partnership totaled $205,355 in the year ended December 31, 2003.

        We reimburse Hartman Management, L.P. for all reasonable and necessary expenses incurred or funds advanced in connection with the management and operation of our properties, including expenses and costs relating to maintenance and construction personnel incurred on behalf of our properties; provided, however, that we will not reimburse Hartman Management, L.P. for its overhead, including salaries and expenses of centralized employees other than salaries or certain maintenance and construction personnel. We were not obligated to pay anything to Hartman Management, L.P. in the year ended December 31, 2003 as reimbursement of organization and offering expenses.

SHAREHOLDER PROPOSALS

        Rules of the SEC require that any proposal by a shareholder for consideration at the 2005 Annual Meeting of Shareholders must be received by us no later than December 30, 2004, if any such proposal is to be eligible for inclusion in our proxy materials for our 2005 Annual Meeting. Under such rules, we are not required to include shareholder proposals in our proxy materials unless certain other conditions specified in such rules are met.

        In addition, nominations by shareholders of candidates for trust manager and proposals of other business by shareholders must be submitted in accordance with our Bylaws. Our Bylaws currently provide that, in order for a shareholder to bring any business or nominations before the Annual Meeting of Shareholders, certain conditions set forth in Section 2.5 of our Bylaws must be complied with, including, but not limited to, delivery of notice, not less than 60 days nor more than 90 days prior to the date of the applicable annual meeting of shareholders, provided, however, that in the event that less than 70 days notice or prior public disclosure of the date of the meeting be given or made, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the applicable annual meeting was mailed or such public disclosure of the date of such annual meeting was made, whichever first occurs. Our Secretary will provide a copy of our Bylaws upon written request and without charge.

        In accordance with Rule 14a-8 under the Exchange Act, any shareholder who intends to submit a proposal at our 2005 annual meeting of shareholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than March 1, 2005. Such proposal should be sent to our Corporate Secretary 1450 West Sam Houston Parkway N., Suite 100, Houston, Texas 77043.

OTHER MATTERS

        We are not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Shareholders and referred to in this Proxy Statement.

        Whether or not you plan to attend the annual meeting in person, it is important that your shares be represented and voted at the meeting. Please date, sign, and return your appropriate proxy card promptly in the enclosed envelope to assure that your shares will be represented and voted at the annual meeting, even if you cannot attend. If you attend the annual meeting, you may vote your shares in person even though you have previously signed and returned your proxy card.

For the Board of Trust Managers
HARTMAN COMMERCIAL PROPERTIES REIT

/s/ Allen R. Hartman
Allen R. Hartman President

Dated: April 29, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER

HARTMAN COMMERCIAL PROPERTIES REIT
Audit Committee Charter

Approved April 23, 2003

Role

        The Audit Committee (the "Committee") of the Board of Trust Managers assists the Board of Trust Managers (the "Board") of Hartman Commercial Properties REIT (the "REIT") in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company and Hartman REIT Operating Partnership, L.P. (the "Partnership" and, with the REIT, the "Company"), and such other duties as directed by the Board. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to the shareholders of the REIT, and on the Company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, and oversight of the independent public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company.

Membership

        The membership of the Committee shall consist of at least three independent trust managers who are able to read and understand fundamental financial statements, including the REIT's and the Partnership's balance sheet, income statement and cash flow statement. At least one member of the Committee shall be a financial expert. The Board shall determine whether an Audit Committee member is a financial expert in accordance with the National Association of Securities Dealers, Inc.'s (the "NASD") Marketplace Rules and the federal securities laws. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Applicable laws, rules and regulations shall be followed in evaluating a member's independence. The chairperson shall be appointed by the full Board.

Communications/Reporting

        The independent public accounting firm shall report directly to the Committee. The Committee is expected to maintain free and open communication with the independent public accounting firm, the internal auditors, and the Company's management. This communication shall include private executive sessions, at least annually, with each of these parties. The Committee chairperson shall report on Committee activities to the full Board.

Education

        The Company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company shall assist the Committee in maintaining appropriate financial literacy.

Authority

        In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

Responsibilities

        The Committee's specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Checklist. The Committee will review and update this checklist at least annually. The responsibilities checklist will be updated to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated responsibilities checklist will be considered to be an addendum to this charter.

        The Committee relies on the expertise and knowledge of management, the internal auditors and the independent public accounting firm in carrying out its oversight responsibilities. Management of the Company is responsible for determining that the REIT's and the Partnership's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent public accounting firm is responsible for auditing the REIT's and the Partnership's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company's internal policies, procedures and controls.

Audit Committee Responsibilities Checklist

WHEN PERFORMED Audit Committee Meetings
RESPONSIBILITIES		Winter	Spring	Summer	Fall	As Needed
1.	The Committee shall meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), management and the independent public accounting firm.	X	X	X	X	X

2.	Review the periodic reports of the REIT with the management and the independent public accounting firm prior to filing of the reports with the SEC. In connection with such review, the Committee shall review management's disclosure under Section 302 of the Sarbanes-Oxley Act and the contents of any certificates filed under Section 302 and 906 of the Sarbanes-Oxley Act.	X	X	X	X

3.	Review the REIT's annual financial statements with the independent public accounting firm and any related significant findings and recommendations of the independent public accountants together with management's responses thereto. Meet with the independent public accounting firm in executive session to discuss any matters that the Committee or the independent public accounting firm believe should be discussed privately with the Committee.	X

4.	Confirm annually the independence of the independent public accounting firm through receipt from the independent public accounting firm and review of a formal written statement delineating all relationships between the independent public accounting firm and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the independent public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent public accounting firm. Review with the Chief Executive Officer, the Chief Financial Officer and the independent public accounting firm the audit scope and plan.		X

5.	Verify the Committee consists of a minimum of three members who are financially literate, including at least one member who is a financial expert and that each Committee member is "independent", as such terms may be defined or explained by the NASD or the SEC.	X

6.	Review and update the Audit Committee Responsibilities Checklist annually.			X

7.	Meet with the independent public accounting firm in executive session to discuss any matters that the Committee or the independent public accounting firm believe should be discussed privately with the Committee.				X

8.	Establish and review procedures for the receipt, retention and treatment of concerns or complaints regarding accounting, internal accounting controls or auditing matters, and ensuring the confidential and anonymous treatment of submissions by persons of complaints or concerns regarding accounting, internal accounting controls or auditing matters.				X

9.	Provide a report in the REIT's annual proxy that includes the Committee's review and discussion of matters with management and the independent public accounting firm.				X

10.	Have sole authority to appoint, determine funding for, oversee and fire the independent public accounting firm and to approve in advance all permissible non-audit services by such firm.				X

11.	Provide an open avenue of communication between the internal auditors, if any, the independent public accounting firm, the Chief Financial Officer and the Board. Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.				X

12.	Review with management any significant changes to generally accepted accounting policies or standards. Confirm compliance with codes of conduct and standards.	X

13.	Review with the Chief Executive Officer, the Chief Financial Officer and the independent public accounting firm any disagreements related to the conduct of the Company audit and the REIT's and the Partnership's critical accounting policies.	X

14.	The Committee will perform such other functions as assigned by law, the Company's governance documents, as each may be amended, supplemented or restated, or the Board.	X

15.	The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee has the authority to engage and determine funding for independent counsel, accountants and other advisors to assist it in the conduct of any investigation.	X

APPENDIX B

MARYLAND HARTMAN
FIRST AMENDED AND RESTATED
DECLARATION OF TRUST

HARTMAN COMMERCIAL PROPERTIES REIT

FIRST AMENDED AND RESTATED
DECLARATION OF TRUST

Dated                        , 2004

        This FIRST AMENDED AND RESTATED DECLARATION OF TRUST is made as of the date set forth above by the undersigned Trustees (as defined herein).

ARTICLE I

FORMATION

        The Trust is a real estate investment trust within the meaning of the Maryland REIT Law (the "MRL"). The Trust is a separate legal person and shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or a corporation but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code of 1986, as amended (the "Code").

ARTICLE II NAME

         The name of the trust (hereinafter called the "Trust") is:

Hartman Commercial Properties REIT

        Under circumstances in which the Board of Trustees of the Trust (the "Board of Trustees" or "Board") determines that the use of the name Hartman Commercial Properties REIT is not practicable, the Trust may use any other designation or name for the Trust.

ARTICLE III

PURPOSES AND POWERS

        Section 3.1 Purposes. The purposes for which the Trust is formed are to invest in and to acquire, hold, manage, administer, control and dispose of property, including, without limitation or obligation, engaging in business as a real estate investment trust under the Code.

        Section 3.2 Powers. The Trust shall have all of the powers granted to real estate investment trusts by the MRL and all other powers which are not inconsistent with law and are appropriate to promote and attain the purposes set forth in the Declaration of Trust.

ARTICLE IV

RESIDENT AGENT

        The name of the resident agent of the Trust in the State of Maryland is The Corporation Trust Incorporated, whose post office address is 300 East Lombard Street, Baltimore, Maryland 21202. The resident agent is a Maryland corporation. The Trust may have such other offices or places of business within or outside the State of Maryland as the Board of Trustees may from time to time determine.

ARTICLE V

DEFINITIONS

        As used in the Declaration of Trust, the following terms shall have the following meanings unless the context otherwise requires:

        Acquisition Expenses.    The term "Acquisition Expenses" shall mean any and all expenses incurred by the Trust, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, and title insurance premiums.

        Acquisition Fee.    The term "Acquisition Fee" shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Trust or the Advisor) in connection with making or investing in Mortgages or the purchase, development or construction of a Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.

        Advisor or Advisors.    The term "Advisor" or "Advisors" shall mean the Person or Persons, if any, appointed, employed or contracted with by the Trust pursuant to Section 9.1 hereof and responsible for directing or performing the day-to-day business affairs of the Trust, including any Person to whom the Advisor subcontracts all or substantially all of such functions.

        Advisory Agreement.    The term "Advisory Agreement" shall mean the agreement between the Trust and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Trust.

        Affiliate or Affiliated.    The term "Affiliate" or "Affiliated" shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

        Aggregate Share Ownership Limit.    The term "Aggregate Share Ownership Limit" shall mean not more than 9.8% in value of the aggregate of the outstanding Shares. The value of the outstanding Shares shall be determined by the Board of Trustees in good faith, which determination shall be conclusive for all purposes hereof.

        Asset.    The term "Asset" shall mean any Property, Mortgage or other investment (other than investments in bank accounts, money market funds or other current assets) owned by the Trust, directly or indirectly through one or more of its Affiliates, by the Trust and any other investment made, directly or indirectly through one or more of its Affiliates.

        Average Invested Assets.    The term "Average Invested Assets" shall mean, for a specified period, the average of the aggregate book value of the assets of the Trust invested, directly or indirectly in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period; provided, however, that during such periods in which the Trust is obtaining regular independent valuations of the current value of its net assets for purposes of enabling fiduciaries of employee benefit plan stockholders to comply with applicable Department of Labor reporting requirements, "Average Invested Assets" will equal the greater of (i) the amount determined pursuant to the foregoing and (ii) the assets valuation established by the most recent such valuation report without reduction for depreciation, bad debts or other non-cash reserves.

        Beneficial Ownership.    The term "Beneficial Ownership" shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

        Board or Board of Trustees.    The term "Board" or "Board of Trustees" shall have the meaning as provided in Article II herein.

        Business Day.    The term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

        Bylaws.    The term "Bylaws" shall mean the Bylaws of the Trust, as amended from time to time.

        Charitable Beneficiary.    The term "Charitable Beneficiary" shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

        Charitable Trust.    The term "Charitable Trust" shall mean any trust provided for in Section 7.2.1.

        Charitable Trustee.    The term "Charitable Trustee" shall mean the Person unaffiliated with the Trust and a Prohibited Owner, that is appointed by the Trust to serve as trustee of the Charitable Trust.

        Code.    The term "Code" shall have the meaning as provided in Article I herein.

        Commencement of the Initial Public Offering.    The term "Commencement of the Initial Public Offering" shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.

        Common Share Ownership Limit.    The term "Common Share Ownership Limit" shall mean not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate number of the outstanding Common Shares. The number and value of outstanding Common Shares shall be determined by the Board of Trustees in good faith, which determination shall be conclusive for all purposes hereof.

        Common Shares.    The term "Common Shares" shall have the meaning as provided in Section 6.1 herein.

        Competitive Real Estate Commission.    The term "Competitive Real Estate Commission" shall mean a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.

        Construction Fee.    The term "Construction Fee" shall mean a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitations on a Property.

        Constructive Ownership.    The term "Constructive Ownership" shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

        Contract Purchase Price.    The term "Contract Purchase Price" shall mean the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses.

        Dealer Manager.    The term "Dealer Manager" shall mean Haddington Securities LP, an Affiliate of the Trust, or such other Person selected by the Board to act as the dealer manager for an Offering.

        Declaration of Trust.    The term "Declaration of Trust" shall mean this Declaration of Trust and any Articles of Amendment, Articles Supplementary or other modification or amendment thereto.

        Development Fee.    The term "Development Fee" shall mean a fee for the packaging of a Property or Mortgage, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.

        Distributions.    The term "Distributions" shall mean any distributions of money or other property, pursuant to Section 6.2(iii) hereof, by the Trust to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

        Excepted Holder.    The term "Excepted Holder" shall mean a shareholder of the Trust for whom an Excepted Holder Limit is created by this Article VII or by the Board of Trustees pursuant to Section 7.1.7.

        Excepted Holder Limit.    The term "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Trustees pursuant to Section 7.1.7, and subject to adjustment pursuant to Section 7.1.8, the percentage limit established by the Board of Trustees pursuant to Section 7.1.7.

        Gross Proceeds.    The term "Gross Proceeds" shall mean the aggregate purchase price of all Shares sold for the account of the Trust through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Trust are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.

        Independent Appraiser.    The term "Independent Appraiser" shall mean a Person with no material current or prior business or personal relationship with the Advisor or the Trustees and who is a qualified appraiser of Real Property of the type held by the Trust or of other Assets as determined by the Board of Trustees. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of such qualification as to Real Property.

        Independent Trustee.    The term "Independent Trustee" shall mean a Trustee who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Sponsor, the Trust, the Advisor or any of their Affiliates by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the Trust, (ii) employment by the Trust, the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, other than as a Trustee of the Trust, (iv) performance of services for the Trust, other than as a Trustee of the Trust, (v) service as a director or trustee of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered "material" if the aggregate gross revenue derived by the Trustee from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the Trustee's annual gross income during either of the last two years or the Trustee's net worth on a fair market value basis. An indirect association shall include circumstances in which a Trustee's spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Trust.

        Initial Date.    The term "Initial Date" shall mean the date upon which this Declaration of Trust is accepted for record by the SDAT.

        Initial Investment.    The term "Initial Investment" shall mean that portion of the initial capitalization of the Trust contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.

        Initial Public Offering.    The term "Initial Public Offering" shall mean the first Offering.

        Invested Capital.    The term "Invested Capital" shall mean the amount calculated by multiplying the total number of Shares purchased by Shareholders by the issue price, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Trust to repurchase Shares pursuant to the Trust's plan for the repurchase of Shares.

        Joint Ventures.    The term "Joint Ventures" shall mean those joint venture or partnership arrangements in which the Trust or the Operating Partnership is a co-venturer or general partner established to acquire or hold Assets.

        Leverage.    The term "Leverage" shall mean the aggregate amount of indebtedness of the Trust for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

        Listing.    The term "Listing" shall mean the listing of the Shares on a national securities exchange or the quotation of the Shares on the Nasdaq National Market System. Upon such Listing, the Shares shall be deemed Listed.

        Market Price.    The term "Market Price" on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The "Closing Price" on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq Stock Market, Inc., if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Trustees or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Trustees.

        MGCL.    The term "MGCL" shall have the meaning as provided in Section 8.2 herein.

        Mortgages.    The term "Mortgages" shall mean, in connection with mortgage financing provided, invested in, participated in or purchased by the Trust, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owed by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.

        MRL.    The term "MRL" shall have the meaning as provided in Article I herein.

        NASAA REIT Guidelines.    The term "NASAA REIT Guidelines" shall mean the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association.

        Net Assets.    The term "Net Assets" shall mean the total assets of the Trust (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Trust on a basis consistently applied; provided, however, that during such periods in which the Trust is obtaining regular independent valuations of the current value of its net assets for purposes of enabling fiduciaries of employee benefit plan stockholders to comply with applicable Department of Labor reporting requirements, "Net Assets" shall mean the greater of (i) the amount determined pursuant to the foregoing and (ii) the assets' aggregate valuation established by the most recent such valuation report without reduction for depreciation, bad debts or other non-cash reserves.

        Net Income.    The term "Net Income" shall mean for any period, the Trust's total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.

        Net Sales Proceeds.    The term "Net Sales Proceeds" shall mean in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Trust, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Trust, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Trust from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Trust (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Trust, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Trust, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Trust in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Trust determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Trust in its sole discretion.

        NYSE.    The term "NYSE" shall mean the New York Stock Exchange.

        Offering.    The term "Offering" shall mean any public offering and sale of Shares pursuant to an effective registration statement filed under the Securities Act.

        Operating Partnership.    The term "Operating Partnership" shall mean Hartman REIT Operating Partnership, L.P., through which the Trust may own Assets.

        Organization and Offering Expenses.    The term "Organization and Offering Expenses" shall mean any and all costs and expenses incurred by and to be paid from the assets of the Trust in connection with the formation, qualification and registration of the Trust, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters' attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees, accountants' and attorneys' fees.

        Person.    The term "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

        Preferred Shares.    The term "Preferred Shares" shall have the meaning as provided in Section 6.1 herein.

        Prohibited Owner.    The term "Prohibited Owner" shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 7.1.1, would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

        Property or Properties.    The term "Property" or "Properties" shall mean, as the context requires, any, or all, respectively, of the Real Property acquired by the Trust, directly or indirectly through joint venture arrangements or other partnership or investment interests.

        Prospectus.    The term "Prospectus" shall mean the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.

        Real Property or Real Estate.    The term "Real Property" or "Real Estate" shall mean land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

        REIT.    The term "REIT" shall mean a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate

(including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.

        REIT Provisions of the Code.    The term "REIT Provisions of the Code" shall mean Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

        Restriction Termination Date.    The term "Restriction Termination Date" shall mean the first day after the Initial Date on which the Board of Trustees determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.

        Roll-Up Entity.    The term "Roll-Up Entity" shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

        Roll-Up Transaction.    The term "Roll-Up Transaction" shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Trust and the issuance of securities of a Roll-Up Entity to the Shareholders. Such term does not include:

          (a)   a transaction involving securities of the Trust that have been for at least twelve months listed on a national securities exchange or traded through Nasdaq's National Market System; or

          (b)   a transaction involving the conversion to corporate, trust or association form of only the Trust, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

            (i)    Shareholders' voting rights;

            (ii)   the term of existence of the Trust;

            (iii)  Sponsor or Advisor compensation; or

            (iv)  the Trust's investment objectives.

        Sale or Sales.    The term "Sale" or "Sales" shall mean (i) any transaction or series of transactions whereby: (A) the Trust or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Trust or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Trust or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Trust or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; or (D) the Trust or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof (including with respect to any Mortgage, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Trust or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested in one or more Assets within 180 days thereafter.

        SDAT.    The term "SDAT" shall have the meaning as provided in Section 6.4 herein.

        Securities.    The term "Securities" shall mean any of the following issued by the Trust, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

        Securities Act.    The term "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

        Selling Commissions.    The term "Selling Commissions" shall mean any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to Hartman Management, L.P.

        Shareholders.    The term "Shareholders" shall mean the holders of record of the Shares as maintained in the books and records of the Trust or its transfer agent.

        Shares.    The term "Shares" shall mean shares of beneficial interest of the Trust of any class or series, including Common Shares or Preferred Shares.

        Soliciting Dealers.    The term "Soliciting Dealers" shall mean those broker-dealers that are members of the National Association of Securities Dealers, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.

        Sponsor.    The term "Sponsor" shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Trust, (ii) will manage or participate in the management of the Trust, and any Affiliate of any such Person, other than a Person whose only relationship with the Trust is that of an independent property manager and whose only compensation is as such, (iii) takes the initiative, directly or indirectly, in founding or organizing the Trust, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Trust in connection with the founding or organizing of the business of the Trust, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Trust, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Trust which are paid on a basis that is not customary in the industry, or (viii) provides goods or services to the Trust on a basis which was not negotiated at arm's-length with the Trust.

        Termination Date.    The term "Termination Date" shall mean the date of termination of the Advisory Agreement.

        Termination of the Initial Public Offering.    The term "Termination of the Initial Public Offering" shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Trust or (ii) the date on which all shares offered in the Initial Public Offering are sold, excluding warrants offered thereunder and shares that may be acquired upon exercise of such warrants and shares offered thereunder that may be acquired pursuant to the Reinvestment Plan (as hereafter defined).

        Total Operating Expenses.    The term "Total Operating Expenses" shall mean all costs and expenses paid or incurred by the Trust, as determined under generally accepted accounting principles, that are in any way related to the operation of the Trust or to Trust business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines; (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Property, and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).

        Transfer.    The term "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends on Shares, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.

        Trust.    The term "Trust" shall have the meaning as provided in Article II herein.

        Trustee.    The term "Trustee" shall have the meaning as provided in Section 8.1 herein.

        Unimproved Real Property.    The term "Unimproved Real Property" shall mean Property in which the Trust has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE VI

SHARES OF BENEFICIAL INTEREST

        Section 6.1 Authorized Shares. The beneficial interest of the Trust shall be divided into shares of beneficial interest (the "Shares"). The Trust has authority to issue 400,000,000 common shares of beneficial interest, $0.001 par value per share ("Common Shares"), and 50,000,000 preferred shares of beneficial interest, $0.001 par value per share ("Preferred Shares"). If shares of one class are classified or reclassified into shares of another class of shares pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of beneficial interest of all classes that the Trust has authority to issue shall not be more than the total number of shares of beneficial interest set forth in the second sentence of this paragraph. The Board of Trustees, without any action by the shareholders of the Trust, may amend the Declaration of Trust from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Trust has authority to issue.

        Section 6.2 Common Shares.

          Section 6.2.1 Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

          Section 6.2.2 Description. Each Common Share shall entitle the holder thereof to one vote per share on all matters upon which Shareholders are entitled to vote pursuant to Section 12.2 hereof. Shares of a particular class of Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights. The Board may classify or reclassify any unissued Common Shares from time to time in one or more classes or series of Shares.

          Section 6.2.3 Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Trust, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares shall be entitled to receive, ratably with each other holder of Common Shares, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares then outstanding.

          Section 6.2.4 Voting Rights. Except as may be provided otherwise in the Declaration of Trust, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common shareholder shall be entitled to vote pursuant to applicable law) at all meetings of the Shareholders.

        Section 6.3 Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, in one or more classes or series of Shares. The voting rights of the holders of shares of any series of Preferred Shares shall not exceed voting rights that bear the same relationship to the voting rights of the holders of Common Shares as the consideration paid to the Trust for each Preferred Share bears to the book value of each outstanding Common Share.

        Section 6.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Section 6.9 and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Trust to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Declaration of Trust (including determinations by the Board or other facts or events within the control of the Trust) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary filed with the SDAT.

        Section 6.5 Authorization by Board of Share Issuance. The Board of Trustees may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligation for future payment or otherwise) as the Board of Trustees may deem advisable (or without consideration in the case of a Share split or Share dividend), subject to such restrictions or limitations, if any, as may be set forth in the Declaration of Trust or the Bylaws.

        Section 6.6 Dividends and Distributions. The Board from time to time may authorize and the Trust may pay to Shareholders such dividends or other Distributions in cash or other property as the Board in its discretion shall determine. The Board shall endeavor to authorize, and the Trust may pay, such dividends and Distributions as shall be necessary for the Trust to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Trust; provided, however, Shareholders shall have no right to any dividend or Distribution unless and until authorized by the Board and declared by the Trust. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Trust or by his or her duly authorized agent shall be a sufficient discharge for all dividends or Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Trust and the liquidation of its assets in accordance with the terms of the Declaration of Trust or distributions in which (i) the Board advises each Shareholder of the risks associated with direct ownership of the property, (ii) the Board offers each Shareholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those Shareholders that accept such offer.

        Section 6.7 General Nature of Shares. All Shares shall be personal property entitling the Shareholders only to those rights provided in the Declaration of Trust. The Shareholders shall have no interest in the property of the Trust and shall have no right to compel any partition, division, dividend or distribution of the Trust or of the property of the Trust. The death of a Shareholder shall not terminate the Trust. The Trust is entitled to treat as Shareholders only those persons in whose names Shares are registered as holders of Shares on the share ledger of the Trust.

        Section 6.8 Fractional Shares. The Trust may, without the consent or approval of any Shareholder, issue fractional Shares, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.

        Section 6.9 Declaration and Bylaws. All Shareholders are subject to the provisions of the Declaration of Trust and the Bylaws.

        Section 6.10 Divisions and Combinations of Shares. Subject to an express provision to the contrary in the terms of any class or series of beneficial interest hereafter authorized, the Board of Trustees shall have the power to divide or combine the outstanding shares of any class or series of beneficial interest, without a vote of Shareholders.

        Section 6.11 No Issuance of Share Certificates. Until Listing, the Trust shall not issue share certificates except to Shareholders who make a written request to the Trust. A Shareholder's investment shall be recorded on the books of the Trust. To transfer his or her Shares, a Shareholder shall submit an executed form to the Trust, which form shall be provided by the Trust upon request. Such transfer will also be recorded on the books of the Trust. Upon issuance or transfer of Shares, the Trust will provide the Shareholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MRL or other applicable law.

        Section 6.12 Suitability of Shareholders. Until Listing, the following provisions shall apply:

          Section 6.12.1 Investor Suitability Standards. Subject to suitability standards established by individual states, to become a Shareholder in the Trust, if such prospective Shareholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account), or if the prospective Shareholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to

  Minors Act), such individual or fiduciary, as the case may be, must represent to the Trust, among other requirements as the Trust may require from time to time:

            (a)   that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $45,000 and a net worth (excluding home, furnishings and automobiles) of not less than $45,000; or

            (b)   that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $150,000.

          Section 6.12.2 Determination of Suitability of Sale. The Sponsor and each Person selling Shares on behalf of the Sponsor or the Trust shall make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Shareholder. In making this determination, the Sponsor or each Person selling Shares on behalf of the Sponsor or the Trust shall ascertain that the prospective Shareholder: (a) meets the minimum income and net worth standards established for the Trust; (b) can reasonably benefit from the Trust based on the prospective Shareholder's overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Shareholder's overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Shareholder may lose the entire investment; (3) the lack of liquidity of the Shares; (4) the restrictions on transferability of the Shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment.

        The Sponsor or each Person selling shares on behalf of the Sponsor or the Trust shall make this determination on the basis of information it has obtained from a prospective Shareholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Shareholder, as well as any other pertinent factors.

        The Sponsor or each Person selling Shares on behalf of the Sponsor or the Trust shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate for a Shareholder. The Sponsor or each Person selling Shares on behalf of the Sponsor or the Trust shall maintain these records for at least six years.

          Section 6.12.3 Minimum Investment and Transfer. Subject to certain individual state requirements, no sale or transfer of Shares will be permitted of less than 100 Shares ($1,000), and a Shareholder shall not transfer, fractionalize or subdivide such Shares so as to retain less than such minimum number thereof.

        Section 6.13 Repurchase of Shares. The Board may establish, from time to time, a program or programs by which the Trust voluntarily repurchases Shares from its Shareholders; provided, however, that such repurchase does not impair the capital or operations of the Trust. The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Trust.

        Section 6.14 Distribution Reinvestment Plans. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a "Reinvestment Plan"). Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Shareholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Shareholders not less often than annually, and (ii) each Shareholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.

ARTICLE VII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

        Section 7.1 Shares.

          Section 7.2.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date:

            (a)   Basic Restrictions.

              (i)    (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

              (ii)   No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Trust being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

              (iii)  Notwithstanding any other provisions contained herein, any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

            (b)   Transfer in Trust. If any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 7.1.1(a)(i) or (ii),

              (i)    then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 7.1.1(a)(i) or (ii)(rounded to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

              (ii)   if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.1.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 7.1.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

          Section 7.1.2 Remedies for Breach. If the Board of Trustees or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 7.1.1 (whether or not such violation is intended), the Board of Trustees or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 7.1.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Trustees or a committee thereof.

          Section 7.1.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 7.1.1(a), or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 7.1.1(b), shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer on the Trust's status as a REIT.

          Section 7.1.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

            (a)   every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of Shares and other Shares Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust's status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit.

            (b)   each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the shareholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to determine the Trust's status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

          Section 7.1.5 Remedies Not Limited. Subject to Section 8.1 of the Declaration of Trust, nothing contained in this Section 7.1 shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders in preserving the Trust's status as a REIT.

          Section 7.1.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.1, Section 7.2 or any definition contained in Article V, the Board of Trustees shall have the power to determine the application of the provisions of this Section 7.1 or Section 7.2 with respect to any situation based on the facts known to it. In the event Section 7.1 or 7.2 requires an action by the Board of Trustees and the Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Article V or Sections 7.1 or 7.2.

          Section 7.1.7 Exceptions.

            (a)   Subject to Section 7.1.1(a)(ii), the Board of Trustees, in its sole discretion, may exempt a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

              (i)    the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial or Constructive Ownership of such Shares will violate Section 7.1.1(a)(ii);

              (ii)   such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Trust (or a tenant of any entity owned or controlled by the Trust) that would cause the Trust to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Trust (or an entity owned or controlled by the Trust) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Trustees, rent from such tenant would not adversely affect the Trust's ability to qualify as a REIT, shall not be treated as a tenant of the Trust); and

              (iii)  such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.1.1 through 7.1.6) will result in such Shares being automatically transferred to a Charitable Trust in accordance with Sections 7.1.1(b) and 7.2.

            (b)   Prior to granting any exception pursuant to Section 7.1.7(a), the Board of Trustees may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Trustees in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Trust's status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Trustees may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

            (c)   Subject to Section 7.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

            (d)   The Board of Trustees may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.

          Section 7.1.8 Increase in Aggregate Share Ownership and Common Share Ownership Limits. The Board of Trustees may from time to time increase the Common Share Ownership Limit and the Aggregate Share Ownership Limit.

          Section 7.1.9 Legend. Each certificate for Shares shall bear substantially the following legend:

      The shares evidenced by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Trust's maintenance of its status as a Real Estate Investment Trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain further restrictions and except as expressly provided in the Trust's Declaration of Trust, (i) no Person may Beneficially or Constructively Own Common Shares of the Trust in excess of percent (in value or number of shares) of the outstanding Common Shares of the Trust unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Shares of the Trust in excess of percent of the value of the total outstanding Shares of the Trust, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Trust being "closely held" under Section 856(h) of the Code or otherwise cause the Trust to fail to qualify as a REIT; and (iv) no Person may Transfer Shares if such Transfer would result in Shares of the Trust being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Trust. If any of the restrictions on transfer or ownership are violated, the Shares evidenced hereby will be automatically transferred to a trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Trust's Declaration of Trust, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Trust on request and without charge.

        Instead of the foregoing legend, the certificate may state that the Trust will furnish a full statement about certain restrictions on transferability to a shareholder on request and without charge. In the case of uncertificated Shares, the Trust will send the holder of such Shares a written statement of the information otherwise required on certificates.

        Section 7.2 Transfer of Shares in Trust.

          Section 7.2.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 7.1.1(b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.1.1(b). The Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 7.2.6.

          Section 7.2.2 Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall be issued and outstanding Shares of the Trust. The Prohibited Owner shall have no rights in the shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Charitable Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Charitable Trust.

          Section 7.2.3 Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee's sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible trust action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Trust has received notification that Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.

          Section 7.2.4 Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Trust that Shares have been transferred to the Charitable Trust, the Charitable Trustee shall sell the shares held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.2.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Charitable Trust and (2) the price per share received by the Charitable Trustee from the sale or other disposition of the shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.2.4, such excess shall be paid to the Charitable Trustee upon demand.

          Section 7.2.5 Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the shares held in the Charitable Trust pursuant to Section 7.2.4. Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

          Section 7.2.6 Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 7.1.1(a) in the hands of such Charitable

  Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

        Section 7.3 NYSE Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

        Section 7.4 Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

        Section 7.5 Non-Waiver. No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

ARTICLE VIII

BOARD OF TRUSTEES

        Section 8.1 Powers. The business and affairs of the Trust shall be managed under the direction of the Board, and the Board shall have full, exclusive and absolute power, control and authority over the Trust's assets and over the business of the Trust as if it, in its own right, was the sole owner thereof, except as otherwise limited by the Declaration of Trust. In accordance with the policies on investments and borrowing set forth in Article X hereof, the Board shall monitor the administrative procedures, investment operations and performance of the Trust and the Advisor to assure that such policies are carried out. The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Trust. The Declaration of Trust shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Declaration of Trust or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in the Declaration of Trust or in the Bylaws shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Declaration of Trust or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

        The Board, without any action by the Shareholders, shall have and may exercise, on behalf of the Trust, without limitation, the power to terminate the status of the Trust as a REIT; to determine that compliance with any restriction or limitations on ownership and transfers of Shares set forth in Article VII of the Declaration of Trust is no longer required in order for the Trust to qualify as a REIT; to adopt, amend and repeal Bylaws; to elect officers in the manner prescribed in the Bylaws; to solicit proxies from holders of Shares; and to do any other acts and deliver any other documents necessary or appropriate to the foregoing powers.

        Section 8.2 Number. The number of members of the Board of Trustees (the "Trustees") initially shall be six, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that the total number of Trustees shall not be fewer than three. A majority of the Board will be Independent Trustees except for a period of up to 60 days after the death, removal or resignation of an Independent Trustee. The names of the Trustees who shall serve until the first annual meeting of shareholders and until their successors are duly elected and qualify are:

Allen R. Hartman Robert W. Engel Chand Vyas Jack L. Mahaffey Samuel C. Hathorn Chris A. Minton

These Trustees may increase the number of Trustees and fill any vacancy, whether resulting from an increase in the number of Trustees or otherwise, on the Board of Trustees prior to the first annual meeting of Shareholders in the manner provided in the Bylaws. It shall not be necessary to list in the Declaration of Trust the names of any Trustees hereinafter elected.

        The Trust elects, at such time as it becomes eligible to make the election provided for under Section 3-802(b) of the Maryland General Corporation Law (the "MGCL"), that, except as may be provided by the Board of Trustees in setting the terms of any class or series, any and all vacancies on the Board of Trustees may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy shall serve for the remainder of the full term of the trusteeship in which such vacancy occurred. Notwithstanding the foregoing sentence, Independent Trustees shall nominate replacements for vacancies among the Independent Trustees' positions.

        Section 8.3 Experience. Each Trustee shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Trust. At least one of the Independent Trustees shall have three years of relevant real estate experience.

        Section 8.4 Committees. The Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Trustees.

        Section 8.5 Term. Except as may otherwise be provided in the terms of any Preferred Shares issued by the Trust, each Trustee shall hold office for one year, until the next annual meeting of Shareholders and until his or her successor is duly elected and qualifies. Trustees may be elected to an unlimited number of successive terms.

        Section 8.6 Fiduciary Obligations. The Trustees and the Advisor serve in a fiduciary capacity to the Trust and have a fiduciary duty to the Shareholders of the Trust, including, with respect to the Trustees, a specific fiduciary duty to supervise the relationship of the Trust with the Advisor.

        Section 8.7 Resignation, Removal or Death. Any Trustee may resign by written notice to the Board, effective upon execution and delivery to the Trust of such written notice or upon any future date specified in the notice. A Trustee may be removed from office with or without cause only at a meeting of the Shareholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote generally in the election of Trustees, subject to the rights of any Preferred Shares to vote for such Trustees. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Trustee should be removed.

ARTICLE IX

ADVISOR

        Section 9.1 Appointment and Initial Investment of Advisor. The Board is responsible for setting the general policies of the Trust and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Trust. However, the Board is not required personally to conduct the business of the Trust, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Trustee) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. The Advisor or its Affiliates have made an initial investment of $200,000 in the Trust. The Advisor or any such Affiliate may not sell this initial investment while the Advisor remains a Sponsor but may transfer the initial investment to other Affiliates.

        Section 9.2 Supervision of Advisor. The Board shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Trust and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Trust are in the best interests of the Shareholders and are fulfilled. The Independent Trustees are responsible for reviewing the fees and expenses of the Trust at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Trust, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. In addition, from time to time, but not less often than annually, a majority of the Independent Trustees and a majority of Trustees not otherwise interested in the transaction must approve each transaction with the Advisor or its Affiliates. The Independent Trustees also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and the investment performance of the Trust and that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Trustees will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Trust, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Trust, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Trust or by others with whom the Trust does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Trustees may also consider all other factors that it deems relevant, and the findings of the Independent Trustees on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Trust and whether the compensation provided for in its contract with the Trust is justified.

        Section 9.3 Fiduciary Obligations. The Advisor shall have a fiduciary responsibility and duty to the Trust and to the Shareholders.

        Section 9.4 Affiliation and Functions. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.

        Section 9.5 Termination. Either a majority of the Independent Trustees or the Advisor may terminate the Advisory Agreement on 60 days' written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Trust and the Board in making an orderly transition of the advisory function.

        Section 9.6 Disposition Fee on Sale of Property. The Trust may pay the Advisor or an Affiliate a real estate disposition fee upon Sale of one or more Properties, in an amount equal to the lesser of (i) one-half of the brokerage commission paid, or (ii) three percent of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor or Affiliate provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Trustees. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent of the sales price of such Property or Properties.

        Section 9.7 Incentive Fees. The Trust may pay the Advisor or an Affiliate an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Shareholders, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to six percent of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Trust assets by each respective Advisor or any Affiliate.

        Section 9.8 Organization and Offering Expenses Limitation. The Trust shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed 15% of the Gross Proceeds of each Offering.

        Section 9.9 Acquisition Fees. The Trust may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to six percent of the Contract Purchase Price, or, in the case of a Mortgage, six percent of the funds advanced, provided, however, that a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Trust.

        Section 9.10 Reimbursement for Total Operating Expenses. The Trust may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however that the Trust shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent of Average Invested Assets or 25% of Net Income (the "2%/25% Guidelines") for such year. The Independent Trustees shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an "Excess Amount") is justified. Within 60 days after the end of any fiscal quarter of the Trust for which there is an Excess Amount that the Independent Trustees conclude was justified and reimbursable to the Advisor, there shall be sent to the Shareholders a written disclosure of such fact, together with an explanation of the factors the Independent Trustees considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. In the event that the Independent Trustees do not determine that excess expenses are justified, the Advisor shall reimburse the Trust the amount by which the expenses exceeded the 2%/25% Guidelines.

        Section 9.11 Reimbursement Limitation. The Trust shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.

ARTICLE X

INVESTMENT OBJECTIVES AND LIMITATIONS

        Section 10.1 Investment Objectives. The Trust's primary investment objectives are: (i) to preserve, protect and return the Invested Capital of the Shareholders; (ii) to maximize cash available for Distribution; (iii) to realize capital appreciation upon the ultimate sale of the Assets; and (iv) to provide Shareholders with liquidity of their investment within twelve years after the Termination of the Initial Public Offering through either (a) the Listing of the Shares, or (b) if Listing does not occur within twelve years following the Termination of the Initial Public Offering, the orderly liquidation of its assets, unless a majority of the Board and a majority of the Independent Trustees shall approve otherwise and set a future date for such Listing and liquidation with any such extension or subsequent extension subject to the Board's power to extend such date. Not withstanding the provisions of this Section 10.1, if the Listing does not occur within twelve years following the Termination of the Initial Public Offering, the Trust shall be dissolved pursuant to Section 16.1 herein. The sheltering from tax of income from other sources is not an objective of the Trust. Subject to the restrictions set forth herein, the Board will use its best efforts to conduct the affairs of the Trust in such a manner as to continue to qualify the Trust for the tax treatment provided in the REIT Provisions of the Code unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Trust; provided, however, that no Trustee, officer, employee or agent of the Trust shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 13.2 hereof.

        Section 10.2 Review of Objectives. The Independent Trustees shall review the investment policies of the Trust with sufficient frequency (not less often than annually) to determine that the policies being followed by the Trust are in the best interests of its Shareholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.

        Section 10.3 Certain Permitted Investments.

          (a)   The Trust may invest in Assets, as defined in Article IV hereof.

          (b)   The Trust may invest in Joint Ventures with the Sponsor, Advisor, one or more Trustees or any Affiliate, only if a majority of Trustees (including a majority of Independent Trustees) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Trust and on substantially the same terms and conditions as those received by the other joint venturers.

          (c)   Subject to any limitations in Section 10.4, the Trust may invest in equity securities only if a majority of Trustees (including a majority of Independent Trustees) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.

        Section 10.4 Investment Limitations. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Trust's objective of qualifying as a REIT, the following shall apply to the Trust's investments:

          (a)   Not more than ten percent of the Trust's total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.

          (b)   The Trust shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Trust's ordinary business of investing in real estate assets and mortgages.

          (c)   The Trust shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Trustees so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Trustees, or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Trust's records for at least five years and shall be available for inspection and duplication by any Shareholder. In addition to the appraisal, a mortgagee's or owner's title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

          (d)   The Trust shall not make or invest in any Mortgage, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Trust, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the "aggregate amount of all mortgage loans outstanding on the property, including the loans of the Trust" shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.

          (e)   The Trust shall not invest in indebtedness secured by a mortgage on real property that is subordinate to the lien or other indebtedness of the Advisor, any Trustee, the Sponsor or any Affiliate of the Trust.

          (f)    The Trust shall not issue (i) equity Securities redeemable solely at the option of the holder (except that Shareholders may offer their Common Shares to the Trust pursuant to any redemption plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (C) equity Securities on a deferred payment basis or under similar arrangements; or (D) options or warrants to the Advisor, Trustees, Sponsor or any Affiliate thereof except on the same terms as such options or warrants are sold to the general public. Options or warrants may be issued to persons other than the Advisor, Trustees, Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Trustees has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, Trustees, Sponsor or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. The voting rights per share of Shares of the Trust (other than the publicly held Shares of the Trust) sold in a private offering shall not exceed the voting rights that bear the same relationship to the voting rights of the publicly held Shares as the consideration paid to the Trust for each privately offered Share of the Trust bears to the book value of each outstanding publicly held Share.

          (g)   A majority of the Trustees shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Trustees determine, or if the Asset is acquired from the Advisor, a Trustee, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by the Independent Trustees.

          (h)   The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage shall not exceed 300% of the Net Assets as of the date of any borrowing. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such 300% level is approved by a majority of the Independent Trustees. Any such excess borrowing shall be disclosed to Shareholders in the next quarterly report of the Trust following such borrowing, along with justification for such excess.

          (i)    The Trust will continually review its investment activity to attempt to ensure that it is not classified as an "investment company" under the Investment Company Act of 1940, as amended.

          (j)    The Trust will not make any investment that the Trust believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Trust.

          (k)   The Trust shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

ARTICLE XI

CONFLICTS OF INTEREST

        Section 11.1 Sales and Leases to Trust. The Trust may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Trustee, or any Affiliate thereof upon a finding by a majority of Trustees (including a majority of Independent Trustees) not otherwise interested in the transaction that such transaction is fair and reasonable to the Trust and at a price to the Trust no greater than the cost of the Asset to such Sponsor, Advisor, Trustee or Affiliate, or, if the price to the Trust is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price of any Property to the Trust exceed its current appraised value.

        Section 11.2 Sales and Leases to the Sponsor, Advisor, Trustees or Affiliates. An Advisor, Sponsor, Trustee or Affiliate thereof may purchase or lease Assets from the Trust if a majority of Trustees (including a majority of Independent Trustees) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Trust.

        Section 11.3 Other Transactions.

          (a)   No goods or services will be provided by the Advisor or its Affiliates to the Trust unless a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Trust and on terms and conditions not less favorable to the Trust than those available from unaffiliated third parties.

          (b)   The Trust shall not make loans to the Sponsor, Advisor, Trustees or any Affiliates thereof except Mortgages pursuant to Section 10.4(c) hereof or loans to wholly owned subsidiaries of the Trust. The Sponsor, Advisor, Trustees and any Affiliates thereof shall not make loans to the Trust, or to joint ventures in which the Trust is a co-venturer, unless approved by a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction as being fair, competitive, and commercially reasonable, and no less favorable to the Trust than comparable loans between unaffiliated parties.

        Section 11.4 Conflict Resolution Procedures. In the event that an investment opportunity becomes available that is suitable for both the Trust and a public or private entity with which the Advisor or its Affiliates are affiliated, for which both entities have sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. An investment opportunity will not be considered suitable for an entity if the 2%/25% Guidelines could not be satisfied if the entity were to make the investment. In determining whether or not an investment opportunity is suitable for more than one entity, the Board and the Advisor will examine such factors, among others, as the cash requirements of each entity, the effect of the acquisition both on diversification of each entity's investments by type of property and geographic area and on diversification of the tenants of its properties, the policy of each entity relating to leverage of properties, the anticipated cash flow of each entity, the income tax effects of the purchase to each entity, the size of the investment and the amount of funds available to each program and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of the acquisition of such investment or a delay in the construction of a property, causes any such investment, in the opinion of the Board and the Advisor, to be more appropriate for an entity other than the entity that committed to make the investment, the Advisor may determine that the other entity affiliated with the Advisors or its Affiliates will make the investment. It shall be the duty of the Board, including the Independent Trustees, to ensure that the method used by the Advisor for the allocation of the acquisition of investments by two or more affiliated programs seeking to acquire similar types of Assets is applied fairly to the Trust.

ARTICLE XII

SHAREHOLDERS

        Section 12.1 Meetings. There shall be an annual meeting of the Shareholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Trustees shall be elected and any other proper business may be conducted. The annual meeting will be held on a date that is a reasonable period of time following the distribution of the Trust's annual report to Shareholders but not less than thirty days after delivery of such report. A majority of Shareholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Trustees. A quorum shall be 50% of the then outstanding Shares. Special meetings of Shareholders may be called in the manner provided in the Bylaws, including by the president or by a majority of the Trustees or a majority of the Independent Trustees, and shall be called by an officer of the Trust upon written request of Shareholders holding in the aggregate not less than ten percent of the outstanding Shares entitled to be voted on any issue proposed to be considered at any such special meeting. Notice of any special meeting of Shareholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Shareholders as described in this Section 12.1, the special meeting shall be held at the time and place specified in the Shareholder request; provided, however, that if none is so specified, at such time and place convenient to the Shareholders. If there are no Trustees, the officers of the Trust shall promptly call a special meeting of the Shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.

        Section 12.2 Voting Rights of Shareholders. Subject to the provisions of any class or series of Shares then outstanding, the Shareholders shall be entitled to vote only on the following matters: (a) election or removal of Trustees, without the necessity for concurrence by the Board, as provided in Sections 12.1, 8.5 and 8.7 hereof; (b) amendment of the Declaration of Trust as provided in Article XIV hereof; (c) termination of the Trust as provided in Section 16.2 hereof; (d) merger or consolidation of the Trust, or the sale or other disposition of all or substantially all of the Trust's assets, as provided in Article XV hereof; and (e) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Shareholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Shareholders at any meeting shall in any way bind the Board.

        Section 12.3 Voting Limitations on Shares Held by the Advisor, Trustees and Affiliates. With respect to Shares owned by the Advisor, any Trustee, or any of their Affiliates, neither the Advisor, nor such Trustee(s), nor any of their Affiliates may vote or consent on matters submitted to the Shareholders regarding the removal of the Advisor, such Trustee(s) or any of their Affiliates or any transaction between the Trust and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Trustee(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

        Section 12.4 Preemptive and Appraisal Rights. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified Shares pursuant to Section 6.4, or as may otherwise be provided by contract, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Trust which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting shareholder provided for under Title 3, Subtitle 2 of the MGCL unless the Board of Trustees, upon the affirmative vote of a majority of the entire Board of Trustees, shall determine that such rights apply, with respect to all or any classes or series of stock, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

        Section 12.5 Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

        Section 12.6 Action by Shareholders Without a Meeting. The Bylaws may provide that any action required or permitted to be taken by the Shareholders may be taken without a meeting by the written consent of the Shareholders entitled to cast a sufficient number of votes to approve the matter as required by statute, the Declaration of Trust or the Bylaws, as the case may be.

        Section 12.7 Right of Inspection. Any Shareholder and any designated representative thereof shall be permitted access to the records of the Trust at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Trust's books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

        Section 12.8 Access to Shareholder List. An alphabetical list of the names, addresses and telephone numbers of the Shareholders, along with the number of Shares held by each of them (the "Shareholder List"), shall be maintained as part of the books and records of the Trust and shall be available for inspection by any Shareholder or the Shareholder's designated agent at the home office of the Trust upon the request of the Shareholder. The Shareholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Shareholder so requesting within ten (10) days of receipt by the Trust of the request. The copy of the Shareholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Trust may impose a reasonable charge for expenses incurred in reproduction pursuant to the Shareholder request. A Shareholder may request a copy of the Shareholder List in connection with, but not limited to, matters relating to Shareholders' voting rights, and the exercise of Shareholder rights under federal proxy laws.

        If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Shareholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Shareholder requesting the list for the costs, including reasonable attorneys' fees, incurred by that

Shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any Shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of Shareholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Shareholder relative to the affairs of the Trust. The Trust may require the Shareholder requesting the Shareholder List to represent that the list is not requested for a commercial purpose unrelated to the Shareholder's interest in the Trust. The remedies provided hereunder to Shareholders requesting copies of the Shareholder List are in addition, to and shall not in any way limit, other remedies available to Shareholders under federal law, or the laws of any state.

        Section 12.9 Reports. The Trustees, including the Independent Trustees, shall take reasonable steps to insure that the Trust shall cause to be prepared and mailed or delivered to each Shareholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Trust and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Trust; (iv) the Total Operating Expenses of the Trust, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Trustees that the policies being followed by the Trust are in the best interests of its Shareholders and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Trust, Trustees, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Trustees shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.

        Section 12.10 Proxy to Liquidate. At any time after twelve years following the Termination of the Offering, if the Trust is not then in the process of Listing or making an orderly dissolution, upon receipt by the Secretary of the Trust of written requests from Shareholders holding ten percent or more of the outstanding Common Shares (the "Proxy Request") directing that the Trust formally proxy the Shareholders holding Shares entitled to vote thereon to determine whether the Trust should be dissolved (the "Proxy to Liquidate"), the Trust shall send a Proxy to Liquidate to each Shareholder holding Shares entitled to vote thereon within 60 days of receipt of the Proxy Request, or as soon as reasonably practicable thereafter following the receipt of independent appraisals of the Trust's Assets, which the Trust shall obtain as part of this proxy process, and the filing and review of such Proxy to Liquidate by the Securities and Exchange Commission. The Trust shall not be required to send Proxies to Liquidate to Shareholders holding Shares entitled to vote thereon more frequently than once during every two year period. To insure that Shareholders are adequately informed when casting their votes, the Proxy to Liquidate furnished to each Shareholder holding Shares entitled to vote thereon shall include financial information setting forth per Share pro forma tax and financial projections that assume that all of the Trust's Assets will be sold immediately at prices consistent with their appraised values, or such other information as the Trust deems appropriate and informative, provided in all such cases that the furnishing of such information to Shareholders shall not contravene applicable law or applicable rules and regulations of the Securities and Exchange Commission regarding the solicitation of proxies. The Proxy to Liquidate shall contain a 45 day voting deadline or set a meeting of the Shareholders holding Shares entitled to vote thereon no earlier than 45 days after notice thereof, and the actual voting results shall be tabulated by the Trust's independent accountants who will receive the votes directly from the Shareholders holding Shares entitled to vote thereon. The Trust shall disclose the complete voting results for the Proxy to Liquidate in the Trust's next annual or quarterly report on Form 10-K or 10-Q sent to the Shareholders for the period following the date on which voting was completed. If a majority vote of the Shareholders holding Shares entitled to vote thereon is cast in favor of the dissolution of the Trust, the Assets of the Trust shall be fully liquidated within 30 months from the close of the voting deadline applicable to the Proxy to Liquidate. Under no circumstances, however, shall the Board direct the Partnership to make distributions "in kind" of any Assets to the Shareholders under any dissolution conducted pursuant to this Section.

ARTICLE XIII

LIABILITY LIMITATION, INDEMNIFICATION
AND TRANSACTIONS WITH THE TRUST

        Section 13.1 Limitation of Shareholder Liability. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Trust's assets or the affairs of the Trust by reason of his being a Shareholder.

        Section 13.2 Limitation of Trustee and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a real estate investment trust, no Trustee or officer of the Trust shall be liable to the Trust or its Shareholders for money damages. Neither the amendment nor repeal of this Section 13.2, nor the adoption or amendment of any other provision of the Declaration of Trust or Bylaws inconsistent with this Section 13.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Maryland statute limiting the liability of trustees and officers of a Maryland real estate investment trust for money damages in a suit by or on behalf of the Trust or by any shareholder, no Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except to the extent that (a) the Trustee or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received; or (b) a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the Trustee's or officer's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

        Section 13.3 Indemnification.

          (a)   The Trust shall indemnify and hold harmless a Trustee, officer, employee, agent, Advisor or Affiliate (the "Indemnitee") against any or all losses or liabilities reasonably incurred by the Indemnitee in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Trust in such capacity, provided, that the Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Trust. The Trust shall not indemnify or hold harmless the Indemnitee if: (a) in the case that the Indemnitee is a Trustee (other than an Independent Trustee), an Advisor or an Affiliate, the loss or liability was the result of negligence or misconduct by the Indemnitee, or (b) in the case that the Indemnitee is an Independent Trustee, the loss or liability was the result of gross negligence or willful misconduct by the Indemnitee. Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Trust, and no portion may be recoverable from the Shareholders.

          (b)   The Trust shall not provide indemnification to any Trustee, Advisor, Affiliate or broker-dealer for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:

  (a) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee, (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (c) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.

          (c)   Notwithstanding anything to the contrary contained in the provisions of subsection (a) and (b) above of this Section, the Trust shall not indemnify or hold harmless an Indemnitee if it is established that: (i) the act or omission was material to the loss or liability and was committed in bad faith or was the result of active or deliberate dishonesty, (ii) the Indemnitee actually received an improper personal benefit in money, property or services, (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful, or (iv) in a proceeding by or in the right of the Trust, the Indemnitee shall have been adjudged to be liable to the Trust.

          (d)   The Board may take such action as is necessary to carry out this Section 13.3 and is expressly empowered to adopt, approve and amend from time to time Bylaws, resolutions or contracts implementing such provisions. No amendment of the Declaration of Trust or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

        Section 13.4 Payment of Expenses. The Trust shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Trust, (ii) the Indemnitee provides the Trust with written affirmation of the Indemnitee's good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Trust as authorized by Section 13.3 hereof, (iii) the legal proceeding was initiated by a third party who is not a Shareholder or, if by a Shareholder of the Trust acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Trust with a written agreement to repay the amount paid or reimbursed by the Trust, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification. Any indemnification payment or reimbursement of expenses will be furnished in accordance with the procedures in Section 2-418(e) of the MGCL or any successor statute.

        Section 13.5 Express Exculpatory Clauses in Instruments. Neither the Shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust by reason of their being Shareholders, Trustees, officers, employees or agents of the Trust, and all Persons shall look solely to the Trust's assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Trustee, officer, employee or agent liable thereunder to any third party, nor shall the Trustees or any officer, employee or agent of the Trust be liable to anyone as a result of such omission.

        Section 13.6 Transactions with Affiliates. The Trust shall not engage in transactions with the Advisor, the Sponsor, a Trustee or any of the Trust's Affiliates, except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Trustees (including a majority of the Independent Trustees) not Affiliated with the Person who is party to the transaction and:

          (a)   The transaction is fair and reasonable to the Trust.

          (b)   The terms and conditions of such transaction are not less favorable to the Trust than those available from unaffiliated third parties.

          (c)   If an acquisition is involved, the total consideration is not in excess of the appraised value of the Property being acquired, as determined by an Independent Appraiser.

ARTICLE XIV

AMENDMENTS

        Section 14.1 General. The Trust reserves the right from time to time to make any amendment to the Declaration of Trust, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Declaration of Trust, of any Shares. All rights and powers conferred by the Declaration of Trust on Shareholders, Trustees and officers are granted subject to this reservation. An amendment to the Declaration of Trust (a) shall be signed and acknowledged by at least a majority of the Trustees, or an officer duly authorized by at least a majority of the Trustees, (b) shall be filed for record as provided in Section 17.5 and (c) shall become effective as of the later of the time the SDAT accepts the amendment for record or the time established in the amendment, not to exceed 30 days after the amendment is accepted for record. All references to the Declaration of Trust shall include all amendments thereto.

        Section 14.2 By Trustees. The Trustees may amend the Declaration of Trust from time to time, in the manner provided by the MRL, without any action by the Shareholders, (i) to qualify as a real estate investment trust under the Code or under the MRL, (ii) in any respect in which the charter of a corporation may be amended in accordance with Section 2-605 of the MGCL and (iii) as otherwise provided in the Declaration of Trust.

        Section 14.3 By Shareholders. Any amendment to the Declaration of Trust shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, including without limitation, (1) any amendment which would adversely affect the rights, preferences and privileges of the Shareholders and (2) any amendment to Article X, Article XI, Article XIII, Article XV, Article XVI, Sections 8.2, 8.6 and 8.7 hereof and this Section 14.3 (or any other amendment of the Declaration of Trust that would have the effect of amending such sections).

ARTICLE XV

MERGER, CONSOLIDATION OR SALE OF TRUST PROPERTY

        Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may (a) merge the Trust into another entity, (b) consolidate the Trust with one or more other entities into a new entity or (c) sell, lease, exchange or otherwise transfer all or substantially all of the property of the Trust. Any such action must be approved by the Board of Trustees and, after notice to all shareholders entitled to vote on the matter, by the affirmative vote of a majority of all the votes entitled to be cast on the matter. Any such transaction involving an Affiliate of the Trust or the Advisor also must be approved by a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction as fair and reasonable to the Trust and on terms and conditions not less favorable to the Trust than those available from unaffiliated third parties.

        In connection with any proposed Roll-Up Transaction, an appraisal of all of the Trust's assets shall be obtained from a competent Independent Appraiser. The Trust's assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Trust and the Shareholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Shareholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to Shareholders who vote against the proposed Roll-Up Transaction the choice of:

          (a)   accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

          (b)   one of the following:

            (i)    remaining as Shareholders and preserving their interests therein on the same terms and conditions as existed previously; or

            (ii)   receiving cash in an amount equal to the Shareholder's pro rata share of the appraised value of the net assets of the Trust.

        The Trust is prohibited from participating in any proposed Roll-Up Transaction:

          (a)   that would result in the Shareholders having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 12.1 and 12.2 hereof;

          (b)   that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

          (c)   in which investor's rights to access of records of the Roll-Up Entity will be less than those described in Sections 12.7 and 12.8 hereof; or

          (d)   in which any of the costs of the Roll-Up Transaction would be borne by the Trust if the Roll-Up Transaction is not approved by the Shareholders.

ARTICLE XVI

DURATION AND TERMINATION OF TRUST

        Section 16.1 Duration. In the event that Listing does not occur on or before the twelfth anniversary of the Termination of the Initial Public Offering (unless a majority of the Board and a majority of the Independent Trustees shall approve otherwise and set a future date for such Listing and the Trust's termination), the Trust shall immediately thereafter undertake an orderly liquidation and Sale of the Trust's assets and will distribute any Net Sales Proceeds therefrom to Shareholders, following which the Trust shall be terminated. In the event that Listing occurs on or before such date, the Trust shall continue perpetually unless terminated pursuant to the provisions contained herein or pursuant to any applicable provision of the MRL.

        Section 16.2 Termination.

          (a)   Subject to the provisions of any class or series of Shares at the time outstanding, after approval by a majority of the entire Board of Trustees, the Trust may be terminated at any meeting of Shareholders, by the affirmative vote of a majority of all the votes entitled to be cast on the matter. Upon the termination of the Trust:

            (i)    The Trust shall carry on no business except for the purpose of winding up its affairs.

            (ii)   The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under the Declaration of Trust shall continue, including the powers to fulfill or discharge the Trust's contracts, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property of the Trust to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business.

            (iii)  After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and agreements as they deem necessary for their protection, the Trust may distribute the remaining property of the Trust among the Shareholders so that after payment in full or the setting apart for payment of such preferential amounts, if any, to which the holders of any Shares at the time outstanding shall be entitled, the remaining property of the Trust shall, subject to any participating or similar rights of Shares at the time outstanding, be distributed ratably among the holders of Common Shares at the time outstanding.

          (b)   After termination of the Trust, the liquidation of its business and the distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and file with the Trust's records a document certifying that the Trust has been duly terminated, and the Trustees shall be discharged from all liabilities and duties hereunder, and the rights and interests of all Shareholders shall cease.

ARTICLE XVII

MISCELLANEOUS

        Section 17.1 Governing Law. This Declaration of Trust is executed by the undersigned Trustees and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

        Section 17.2 Reliance by Third Parties. Any certificate shall be final and conclusive as to any persons dealing with the Trust if executed by an individual who, according to the records of the Trust or of any recording office in which this Declaration of Trust may be recorded, appears to be the Secretary or an Assistant Secretary of the Trust or a Trustee, and if certifying to: (i) the number or identity of Trustees, officers of the Trust or Shareholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Board or Shareholders; (iv) a copy of the Declaration of Trust or of the Bylaws as a true and complete copy as then in force; (v) an amendment to the Declaration of Trust; (vi) the termination of the Trust; or (vii) the existence of any fact or facts that relate to the affairs of the Trust. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Trust by the Board or by any duly authorized officer, employee or agent of the Trust.

        Section 17.3 Severability.

          (a)   The provisions of this Declaration of Trust are severable, and if the Board shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of this Declaration of Trust, even without any amendment of this Declaration of Trust pursuant to Article XIV hereof; provided, however, that such determination by the Board shall not affect or impair any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination. In the event of any such determination by the Board of Trustees, the Board shall amend the Declaration of Trust in the manner provided in Section 14.2.

          (b)   If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

        Section 17.4 Construction. In the Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of this Declaration of Trust. In defining or interpreting the powers and duties of the Trust and its Trustees and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the MGCL. In furtherance and not in limitation of the foregoing, in accordance with the provisions of Title 3, Subtitles 6 and 7, of the MGCL, the Trust shall be included within the definition of "corporation" for purposes of such provisions.

        Section 17.5 Recordation. The Declaration of Trust and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Board deem appropriate, but failure to file for record the Declaration of Trust or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of the Declaration of Trust or any amendment hereto. Any restated Declaration of Trust shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various amendments thereto.

        IN WITNESS WHEREOF, this First amended and Restated Declaration of Trust has been executed on this            day of                        , 2004 by the undersigned Trustees, who acknowledge that this document is their act, that to the best of their knowledge, information and belief, the matters and facts set forth herein are true in all material respects and that this statement is made under the penalties for perjury.

Allen R. Hartman
Robert W. Engel
Chand Vyas
Jack L. Mahaffey
Samuel C. Hathorn
Chris A. Minton

APPENDIX C

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

        This AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (the "Merger Agreement"), dated as of                        , 2004, is by and between Hartman Commercial Properties REIT, a Texas business trust ("Parent"), and Hartman Commercial Properties REIT, a Maryland real estate investment trust and a wholly-owned subsidiary of Parent ("Subsidiary").

        WHEREAS, Parent, as of the date hereof, has the authority to issue 450,000,000 shares of capital stock consisting of: (i) 400,000,000 shares of common stock, par value $.001 ("Parent Common Stock") and (ii) 50,000,000 shares of preferred stock, par value $.001 ("Parent Preferred Stock"), all of which are undesignated as to class or series and unissued ("Parent Undesignated Stock");

        WHEREAS, Subsidiary, as of the date hereof, has the authority to issue 450,000,000 shares of capital stock consisting of: (i) 400,000,000 shares of common stock, par value $.001 ("Subsidiary Common Stock"); (ii) 50,000,000 shares of preferred stock, par value $.001 ("Subsidiary Preferred Stock") all shares of preferred stock are undesignated as to class or series ("Subsidiary Undesignated Stock");

        WHEREAS, Parent and Subsidiary desire that Parent merge with and into Subsidiary and that Subsidiary shall continue as the Surviving Company (as hereinafter defined) in such Merger (as hereinafter defined), upon the terms and subject to the conditions set forth herein and in accordance with the laws of the State of Maryland and the laws of the State of Texas;

        WHEREAS, this Merger Agreement contemplates a tax-deferred merger of Parent with and into Subsidiary in a reorganization pursuant to Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended; and

        WHEREAS, the respective Boards of Directors of Parent and Subsidiary have approved this Merger Agreement, and Parent and Subsidiary shall each submit this Merger Agreement to their shareholders for their approval, if required.

        NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree to merge as follows:

ARTICLE 1

MERGER

        1.1   MERGER. Subject to the terms and conditions of this Merger Agreement, Parent shall be merged with and into Subsidiary (the "Merger") in accordance with Title 8 of the Corporations and Associations Articles of the Annotated Code of Maryland (the "Maryland REIT Law") and the Texas Real Estate Investment Trust Act of the State of Texas (the "Texas REIT Act"), and the separate existence of Parent shall cease and Subsidiary shall be the surviving company (which, in its capacity as the surviving company, is hereinafter sometimes referred to as the "Surviving Company") and continue its corporate existence under the laws of the State of Maryland.

        1.2   EFFECT OF THE MERGER. At the Effective Time of the Merger (as hereinafter defined), the Surviving Company shall possess all the rights, privileges, immunities and franchises, of a public and private nature, of each of Parent and Subsidiary; all property (real, personal and mixed) and all debts due on any account, including subscriptions for shares, and all other choices in action, and every other interest of or belonging to or due to each of Parent and Subsidiary shall vest in the Surviving Company without any further act or deed; the title to any real estate or any interest therein vested by deed or otherwise in Parent shall not revert nor in any way become impaired by reason of the Merger; the Surviving Company shall be responsible and liable for all the liabilities and obligations of each of Parent and Subsidiary; a claim of or against or a pending proceeding by or against Parent or Subsidiary may be prosecuted as if the Merger had not taken place, or the Surviving Company may be substituted in the place of Parent; and neither the rights of creditors nor any liens upon the property of Parent or Subsidiary shall be impaired by the Merger. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Parent, its shareholders, Board of Trust Managers and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time shall be taken for all purposes as the acts, plans, policies, agreements, approvals and authorizations of the Surviving Company and shall be as effective and binding thereon as the same were with respect to Parent. The requirements of any plans or agreements of Parent involving the issuance or purchase by Parent of any shares of its capital stock, including the Parent's Employee and Trust Manager Incentive Share Plan, shall be satisfied by the issuance or purchase of 1.42857 number of shares of the capital stock of the Surviving Company.

        1.3   EFFECTIVE TIME OF THE MERGER. The Merger shall become effective as of the date and time (the "Effective Time") the following actions are completed: (a) an appropriate certificate of ownership and merger is filed in accordance with Section 501.1 of the Maryland REIT Law; and (b) appropriate articles of merger and undertaking are filed in accordance with Sections 23.40 of the Texas REIT Act.

ARTICLE 2

NAME, ARTICLES OF INCORPORATION, BYLAWS,
DIRECTORS AND OFFICERS OF THE SURVIVING COMPANY

        2.1   NAME OF SURVIVING CORPORATION. The name of the Surviving Company shall continue to be "Hartman Commercial Properties REIT"

        2.2   DECLARATION OF TRUST. The Declaration of Trust of Subsidiary shall be the Declaration of Trust of the Surviving Company from and after the Effective Time until amended thereafter as provided therein or by law.

        2.3   BYLAWS. The Bylaws of Subsidiary shall be the Bylaws of the Surviving Company from and after the Effective Time until amended thereafter as provided therein or by law.

        2.4   TRUSTEES AND OFFICERS. The trustees and officers of Subsidiary at the Effective Time shall be the trustees and officers, respectively, of the Surviving Company from and after the Effective Time and shall hold office in accordance with the Declaration of Trust and Bylaws of the Surviving Company until the next annual meeting of shareholders and until their successors have been elected and qualified.

ARTICLE 3

CONVERSION AND EXCHANGE OF CERTIFICATES

        3.1   CONVERSION. At the Effective Time, each of the following transactions shall be deemed to occur simultaneously:

          (a)   Each share of Parent Common Stock (other than shares as to which the holder thereof has properly exercised dissenters' rights under the Texas REIT Act) issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become 1.42857 validly issued, fully paid and non-assessable shares of Subsidiary Common Stock. The shares of Parent Common Stock so converted shall cease to exist as such and shall exist only as shares of Subsidiary Common Stock.

          (b)   Each warrant, option or other right to purchase shares of Parent Common Stock granted by Parent or any of its subsidiaries under any warrant, stock option or stock purchase plan of Parent, including the Parent's Employee and Trust Manager Incentive Share Plan, and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a warrant, option or other right to purchase, upon the same terms and conditions (other than the exercise price), the number of shares of Subsidiary Common Stock or Subsidiary Preferred Stock, as the case may be, which is equal to 1.42857 shares of Parent Common Stock or Parent Preferred Stock that the warrantholder or optionee would have received had he exercised his warrant, option or other right in full immediately prior to the Effective Time (whether or not such warrant, option or other right was then exercisable). The exercise or conversion price per share under each warrant, option or other right shall be proportionately adjusted for the increase in shares to be issued. A number of shares of Subsidiary Common Stock and Subsidiary Preferred Stock shall be reserved by the Surviving Company for issuance upon the exercise of options, warrants, stock purchase rights and other convertible securities equal to the number of shares of Parent Common Stock and Parent Preferred Stock so reserved by Parent immediately prior to the Effective Time.

          (d)   The shares of Subsidiary Common Stock issued and outstanding immediately prior to the Effective Time and held by Parent, without any action on the part of Parent or any other person, shall be canceled and retired and resume the status of authorized and unissued shares of Subsidiary Common Stock, and no shares of Subsidiary Common Stock, Subsidiary Preferred Stock or other securities of Subsidiary shall be issued in respect thereof.

        3.2   EXCHANGE OF CERTIFICATES.

          (a)   From and after the Effective Time, each holder of an outstanding certificate which, immediately prior to the Effective Time, represented shares of Parent Common Stock or other securities of Parent shall be entitled to receive in exchange therefor, upon surrender thereof to the transfer agent designated by the Surviving Corporation, a certificate or certificates representing the number of shares of Subsidiary Common Stock, Subsidiary Preferred Stock or other securities of Subsidiary, as the case may be, into which such holder's shares of Parent Common Stock, Parent Preferred Stock or other securities of Parent were converted. Until so surrendered, the outstanding shares of stock of Parent to be converted into the stock of Subsidiary, as provided herein, may be treated by the Surviving Company for all corporate purposes as evidencing the ownership of shares of the Surviving Company as though said surrender and exchange had taken place. Irrespective of whether so surrendered, however, each such outstanding certificate insofar as it purports to represent securities of Parent shall be deemed to be canceled and shall be of no further force or effect.

          (b)   If any certificate for shares of Subsidiary capital stock is to be issued in a name other than that in which the certificate for shares of Parent capital stock surrendered in exchange therefor is registered, it shall be a condition of such exchange that the surrendered certificate shall be properly endorsed and otherwise in proper form for transfer and the person requesting such exchange shall pay any transfer and other taxes required by reason of the issuance of certificates for such shares of Subsidiary capital stock in a name other than that of the registered holder of the certificate surrendered, or shall establish to the satisfaction of the Surviving Company or its agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, no party hereto shall be liable to a holder of shares of Parent capital stock for any shares of Subsidiary capital stock or dividends or distributions thereon delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

ARTICLE 4

EMPLOYEES AND EMPLOYEE BENEFITS

        The employees and agents of Parent shall become the employees and agents of the Surviving Company and continue to be entitled to the same rights and benefits that they enjoyed as employees and agents of Parent. All benefits that accrue shall carryover and continue unabated. At the Effective

Time, any employee benefit plan or incentive compensation plan, including any stock option plan, to which Parent is then a party, including the Parent's Employee and Trust Manager Incentive Share Plan, shall be assumed by, and continue to be the plan of the Surviving Corporation. To the extent any employee benefit plan or incentive compensation plan of Parent or any of its subsidiaries provides for the issuance or purchase of, or otherwise relates to, Parent capital stock, from and after the Effective Time such plan, including Parent's Employee and Trust Manager Incentive Share Plan, shall be deemed to provide for the issuance or purchase of, or otherwise to relate to, Surviving Company capital stock.

ARTICLE 5

CONDITIONS

        Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

        5.1   PARENT SHAREHOLDER APPROVAL. This Merger Agreement and the Merger shall have been adopted and approved by the shareholders of Parent in accordance with Section 23.30 of the Texas REIT Act.

        5.2   SUBSIDIARY SHAREHOLDER APPROVAL. The Declaration of Trust of the Subsidiary shall have been filed in Maryland, and this Merger Agreement shall have been duly adopted and approved by shareholder of Subsidiary pursuant to Section 501.1 of the Maryland REIT Law. The signature of Parent on this Merger Agreement shall constitute its written consent, as the sole shareholder of the Subsidiary, to this Merger Agreement and the Merger.

        5.3   CONSENTS, ETC. Any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of Parent to be necessary or desirable to obtain in connection with the consummation of the Merger including, without limitation, any consents necessary for the assignment of any contract rights, obligations or benefits of Parent to the Surviving Company and any consents of preferred shareholders, lenders or parties to investors' rights agreements shall have been obtained or the receipt thereof shall have been waived by Parent in its sole discretion.

        5.4   DISSENTERS' RIGHTS. No shareholder of Parent shall have exercised the dissenters' rights provided by Section 25.10, et seq., of the Texas REIT Act or any similar rights; provided, however, that the Parent may waive this condition for any reason and proceed to complete the Merger in its sole discretion.

ARTICLE 6

GENERAL

        6.1   TERMINATION AND ABANDONMENT. This Merger Agreement may be terminated, and the Merger and other transactions provided for herein abandoned, at any time prior to the Effective Time, by action of the Board of Trust Managers of Parent, whether before or after adoption and approval of this Merger Agreement by the shareholders of Parent, if the Board of Trust Managers of Parent determines that the consummation of the transactions provided for herein would not, for any reason, be advisable. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect, and there shall be no liability on the part of either Parent or Subsidiary or their respective Boards of Trust Managers or Board of Trustees, as applicable, or shareholders, except that Parent shall pay all expenses incurred by Parent and Subsidiary in connection with the Merger and this Merger Agreement.

        6.2   AMENDMENT. This Merger Agreement may be amended by the Board of Trust Managers of Parent and Board of Trustees of Subsidiary at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of this Merger Agreement by either the shareholders of

Parent or the sole shareholder of Subsidiary shall not (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such corporation, (b) alter or change any term of the Declaration of Trust of Subsidiary to be effected by the Merger, or (c) alter or change any of the terms and conditions of this Merger Agreement, if such alteration or change would adversely affect the holders of the class or series of the stock of such company.

        6.3   DEFERRAL. Consummation of the transactions provided for herein may be deferred by Parent for any period of time if the Board of Trust Managers or President of Parent determines that such deferral would be advisable for any reason.

        6.4   HEADINGS. The headings set forth herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Merger Agreement.

        6.5   COUNTERPARTS. This Merger Agreement may be executed in counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one and the same instrument.

        6.6   GOVERNING LAW. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to the principles of conflicts of laws.

        6.7   FURTHER ASSURANCES. From time to time, as and when required by the Surviving Company or by its successors or assigns, there shall be executed and delivered on behalf of Parent such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Company the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Parent, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Company are fully authorized in the name and on behalf of Parent or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

        IN WITNESS WHEREOF, the undersigned have each caused this Merger Agreement to be executed on their respective behalves as of the day and year first above written.

HARTMAN COMMERCIAL PROPERTIES REIT, a Texas Business Trust
By:
	Name:	Allen R. Hartman
	Title:	President
HARTMAN COMMERCIAL PROPERTIES REIT a Maryland Real Estate Investment Trust
By:
	Name:	Allen R. Hartman
	Title:	President

APPENDIX D

MARYLAND REIT BYLAWS

HARTMAN COMMERCIAL PROPERTIES REIT

BYLAWS

ARTICLE I

OFFICES

        Section 1. PRINCIPAL OFFICE. The principal office of the Trust in the State of Maryland shall be located at such place as the Board of Trustees may designate.

        Section 2. ADDITIONAL OFFICES. The Trust may have additional offices, including a principal executive office, at such places as the Board of Trustees may from time to time determine or the business of the Trust may require.

ARTICLE II

MEETINGS OF SHAREHOLDERS

        Section 1. PLACE. All meetings of shareholders shall be held at the principal executive office of the Trust or at such other place as shall be set by the Board of Trustees and stated in the notice of the meeting.

        Section 2. ANNUAL MEETING. An annual meeting of the shareholders for the election of Trustees and the transaction of any business within the powers of the Trust shall be held during the month of May of each year, after the delivery of the annual report, referred to in Section 12 of this Article II, at a convenient location and on proper notice, on a date and at the time set by the Trustees, beginning with the year 200            . Failure to hold an annual meeting does not invalidate the Trust's existence or affect any otherwise valid acts of the Trust.

        Section 3. SPECIAL MEETINGS. The president, the chief executive officer, a majority of the Board of Trustees and a majority of the Independent Trustees (as defined in the Declaration of Trust of the Trust (the "Declaration of Trust")) may call a special meeting of the shareholders. A special meeting of shareholders shall also be called by the secretary of the Trust upon the written request of the shareholders entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting. The written request must state the purpose of the meeting and the matters proposed to be acted upon at the meeting. Within ten days after receipt of such written request, either in person or by mail, the secretary of the Trust shall inform the shareholders who made such request of the reasonably estimated cost of preparing and mailing a notice of the proposed meeting; and within ten days of his or her receipt of payment of such costs, the secretary of the Trust shall provide all shareholders with written notice, either in person or by mail, of such meeting and the purpose of such meeting. Notwithstanding anything to the contrary herein, such meeting shall be held not less than 15 days nor more than 60 days after the secretary's delivery of such notice. Subject to the foregoing sentence, such meeting shall be held at the time and place specified in the shareholder request; provided, however, that if none is so specified, such meeting shall be held at a time and place convenient to the shareholders.

        Section 4. NOTICE. Except as provided otherwise in Section 3 of this Article II, not less than ten nor more than 90 days before each meeting of shareholders, the secretary shall give to each shareholder entitled to vote at such meeting and to each shareholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail, by presenting it to such shareholder personally, by leaving it at the shareholder's residence or usual place of business or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the shareholder at the shareholder's address as it appears on the records of the Trust, with postage thereon prepaid.

        Subject to Section 12(a) of this Article II, any business of the Trust may be transacted at an annual meeting of shareholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of shareholders except as specifically designated in the notice.

        Section 5. ORGANIZATION AND CONDUCT. Every meeting of shareholders shall be conducted by an individual appointed by the Board of Trustees to be chairman of the meeting or, in the absence of such appointment, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting: the vice chairman of the board, if there be one, the president, the vice presidents in their order of rank and seniority, or, in the absence of such officers, a chairman chosen by the shareholders by the vote of a majority of the votes cast by shareholders present in person or by proxy. The secretary, or, in the secretary's absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, a person appointed by the Board of Trustees or, in the absence of such appointment, a person appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of the shareholders, an assistant secretary, or in the absence of assistant secretaries, an individual appointed by the Board of Trustees or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of shareholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to shareholders of record of the Trust, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to shareholders of record of the Trust entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) determining when the polls should be opened and closed; (f) maintaining order and security at the meeting; (g) removing any shareholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; and (h) recessing or adjourning the meeting to a later date and time and place announced at the meeting. Unless otherwise determined by the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

        Section 6. QUORUM. At any meeting of shareholders, the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the Declaration of Trust for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the shareholders, the chairman of the meeting shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

        The shareholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

        Section 7. VOTING. A majority of shareholders present in person or by proxy at an annual meeting at which a quorum is present may, without the necessity for concurrence by the Board of Trustees, vote to elect a Trustee. Each share may be voted for as many individuals as there are Trustees to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to approve any matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Declaration of Trust. Unless otherwise provided by statute or by the Declaration of Trust, each outstanding share of beneficial interest, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot.

        Section 8. PROXIES. A shareholder may cast the votes entitled to be cast by the shares of beneficial interest owned of record by the shareholder in person or by proxy executed by the shareholder or by the shareholder's duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Trust before or at the meeting. No proxy shall be valid more than eleven months after its date, unless otherwise provided in the proxy.

        Section 9. VOTING OF SHARES BY CERTAIN HOLDERS. Shares of beneficial interest of the Trust registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such shares pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such shares. Any trustee or other fiduciary may vote shares of beneficial interest registered in his or her name in his or her as such fiduciary, either in person or by proxy.

        Shares of beneficial interest of the Trust directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

        The Board of Trustees may adopt by resolution a procedure by which a shareholder may certify in writing to the Trust that any shares of beneficial interest registered in the name of the shareholder are held for the account of a specified person other than the shareholder. The resolution shall set forth the class of shareholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the share transfer books, the time after the record date or closing of the share transfer books within which the certification must be received by the Trust; and any other provisions with respect to the procedure which the Board of Trustees considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the shareholder of record of the specified shares of beneficial interest in place of the shareholder who makes the certification.

        Section 10. INSPECTORS. The Board of Trustees, in advance of any meeting, may, but need not, appoint one or more individual inspectors or one or more entities that designate individuals as inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Trustees in advance of the meeting or at the meeting by the chairman of the meeting. The inspectors, if any, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. Each such report shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facieevidence thereof.

        Section 11. REPORTS TO SHAREHOLDERS.

        The Trustees shall submit to the shareholders at or before the annual meeting of shareholders a report of the business and operations of the Trust during such fiscal year, containing a balance sheet and a statement of income and surplus of the Trust, accompanied by the certification of an independent certified public accountant, and such further information as the Trustees may determine is required pursuant to any law or regulation to which the Trust is subject. Within the earlier of 20 days after the annual meeting of shareholders or 120 days after the end of the fiscal year of the Trust, the Trustees shall place the annual report on file at the principal office of the Trust and with any governmental agencies as may be required by law and as the Trustees may deem appropriate.

        Section 12. NOMINATIONS AND PROPOSALS BY SHAREHOLDERS.

        (a)   Annual Meetings of Shareholders. (1) Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Trust's notice of meeting, (ii) by or at the direction of the Board of Trustees or (iii) by any shareholder of the Trust who was a shareholder of record both at the time of giving of notice by the shareholder provided for in this Section 12(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with this Section 12(a).

        (2)   For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 12, the shareholder must have given timely notice thereof in writing to the secretary of the Trust and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder's notice shall set forth all information required under this Section 12 and shall be delivered to the secretary at the principal executive office of the Trust not earlier than the 120th day nor later than 5:00 p.m., Central Time, on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than on the later than 5:00 p.m., Central Time, of the later of the 90th day prior to the first anniversary of date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (i) as to each individual whom the shareholder proposes to nominate for election or reelection as a trustee (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of beneficial interest of the Trust that are beneficially owned by such individual (C) the date such shares were acquired and the investment intent of such acquisition and (D) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such shareholder and any Shareholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the shareholder and the Shareholder Associated Person therefrom; (iii) as to the shareholder giving the notice and any Shareholder Associated Person, the class, series and number of all shares of beneficial interest of the Trust which are owned by such shareholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such shareholder and by any such Shareholder Associated Person; (iv) as to the shareholder giving the notice and any Shareholder Associated Person covered by clauses (ii) or (iii) of this paragraph (2) of this Section 12(a), the name and address of such shareholder, as they appear on the Trust's share ledger and current name and address, if different, and of such Shareholder Associated Person; and (v) to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the nominee for election or reelection as a trustee or the proposal of other business on the date of such shareholder's notice.

        (3)   Notwithstanding anything in this subsection (a) of this Section 12 to the contrary, in the event the Board of Trustees increases or decreases the maximum or minimum number of trustees in accordance with Article III, Section 2 of these Bylaws, and there is no public announcement of such action at least 100 days prior to the first anniversary of the date of mailing of the notice of the preceding year's annual meeting, a shareholder's notice required by this Section 12(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Trust not later than 5:00 p.m., Central Time, on the tenth day following the day on which such public announcement is first made by the Trust.

        (4)   For purposes of this Section 12, "Shareholder Associated Person" of any shareholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (ii) any beneficial owner of shares beneficial interest of the Trust owned of record or beneficially by such shareholder and (iii) any person controlling, controlled by or under common control with such Shareholder Associated Person.

        (b)   Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Trust's notice of meeting. Nominations of persons for election to the Board of Trustees may be made at a special meeting of shareholders at which Trustees are to be elected (i) pursuant to the Trust's notice of meeting, (ii) by or at the direction of the Board of Trustees or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any shareholder of the Trust who is a shareholder of record both at the time of giving of notice provided for in this Section 12(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(b). In the event the Trust calls a special meeting of shareholders for the purpose of electing one or more individuals to the Board of Trustees, any such shareholder may nominate an individual or individuals (as the case may be) for election as a trustee as specified in the Trust's notice of meeting, if the shareholder's notice required by paragraph (2) of this Section 12 shall be delivered to the secretary at the principal executive office of the Trust not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Central Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Trustees to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a shareholder's notice as described above.

        (c)   General. (1) Upon written request by the secretary or the Board of Trustees or any committee thereof, any shareholder proposing a nominee for election as a trustee or any proposal for other business at a meeting of shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to demonstrate the accuracy of any information submitted by the shareholder pursuant to this Section 12. If a shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 12.

        (2)   Only such individuals who are nominated in accordance with this Section 12 shall be eligible for election by shareholders by trustees, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with this Section 12. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 12.

        (3)   For purposes of this Section 12, (a) the "date of mailing of the notice" shall mean the date of the proxy statement for the solicitation of proxies for election of Trustees and (b) "public announcement" shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service or (ii) in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to the Exchange Act.

        (4)   Notwithstanding the foregoing provisions of this Section 12, a shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12. Nothing in this Section 12 shall be deemed to affect any right of a shareholder to request inclusion of a proposal in, nor the right of the Trust to omit a proposal from, the Trust's proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

        Section 13. WRITTEN CONSENT BY SHAREHOLDERS. Any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by shareholders entitled to cast a sufficient number of votes to approve the matter, as required by statute, the Declaration of Trust or these Bylaws, and such consent is filed with the minutes of proceedings of the shareholders.

        Section 14. CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the Declaration of Trust or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law (the "MGCL") (or any successor statute) shall not apply to any acquisition by any person of shares of beneficial interest of the Trust. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

ARTICLE III

TRUSTEES

        Section 1. GENERAL POWERS; QUALIFICATIONS; TRUSTEES HOLDING OVER. The business and affairs of the Trust shall be managed under the direction of its Board of Trustees.

        Section 2. NUMBER, TENURE AND QUALIFICATIONS. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Trustees may establish, increase or decrease the number of Trustees, provided that the number thereof shall never be less than three, nor more than 15, and further provided that the tenure of office of a Trustee shall not be affected by any decrease in the number of Trustees.

        Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Trustees shall be held immediately after and at the same place as the annual meeting of shareholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Trustees. The Board of Trustees may provide, by resolution, the time and place for the holding of regular meetings of the Board of Trustees without other notice than such resolution.

        Section 4. SPECIAL MEETINGS. Special meetings of the Board of Trustees may be called by or at the request of the chairman of the board, the chief executive officer, the president or by a majority of the Trustees then in office. The person or persons authorized to call special meetings of the Board of Trustees may fix any place as the place for holding any special meeting of the Board of Trustees called by them. The Board of Trustees may provide, by resolution, the time and place for the holding of special meetings of the Board of Trustees without other notice than such resolution.

        Section 5. NOTICE. Notice of any special meeting of the Board of Trustees shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each trustee at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the trustee or his or her agent is personally given such notice in a telephone call to which the trustee or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Trust by the trustee. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Trust by the trustee and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Trustees need be stated in the notice, unless specifically required by statute or these Bylaws.

        Section 6. QUORUM. A majority of the Trustees shall constitute a quorum for transaction of business at any meeting of the Board of Trustees, provided that, if less than a majority of such Trustees are present at said meeting, a majority of the Trustees present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the Declaration of Trust or these Bylaws, the vote of a majority of a particular group of Trustees is required for action, a quorum must also include a majority of such group.

        The Trustees present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Trustees to leave less than a quorum.

        Section 7. VOTING. The action of the majority of the Trustees present at a meeting at which a quorum is present shall be the action of the Board of Trustees, unless the concurrence of a greater proportion is required for such action by applicable law, the Declaration of Trust or these Bylaws; provided, however, that any action pertaining to any transaction in which the Trust is purchasing, selling, leasing or mortgaging any real estate asset, making a joint venture investment or engaging in any other transaction in which an advisor, trustee or officer of the Trust, any affiliated lessee or affiliated contract manager of any property of the Trust or any affiliate of the foregoing has any direct or indirect interest other than as a result of their status as a trustee, officer of shareholder of the Trust shall be approved by the affirmative vote of a majority of the Independent Trustees, even if the Independent Trustees constitute less than a quorum. If enough Trustees have withdrawn from a meeting to leave less than a quorum but the meeting is not adjourned, the action of the majority of that number of trustees necessary to constitute a quorum at such meeting shall be the action of the Board of Trustees, unless the concurrence of a greater proportion is required for such action by applicable law, the Declaration of Trust or these Bylaws.

        Section 8. ORGANIZATION. At each meeting of the Board of Trustees, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as chairman of the meeting. In the absence of both the chairman and vice chairman of the board, the chief executive officer or in the absence of the chief executive officer, the president or in the absence of the president, a trustee chosen by a majority of the Trustees present, shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Trust, or in the absence of the secretary and all assistant secretaries, a person appointed by the Chairman, shall act as secretary of the meeting.

        Section 9. TELEPHONE MEETINGS. Trustees may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

        Section 10. CONSENT BY TRUSTEES WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board of Trustees may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each trustee and is filed with the minutes of proceedings of the Board of Trustees.

        Section 11. VACANCIES. If for any reason any or all the Trustees cease to be Trustees, such event shall not terminate the Trust or affect these Bylaws or the powers of the remaining Trustees hereunder (even if fewer than three Trustees remain). Except as may be provided by the Board of Trustees in setting the terms of any class or series of preferred shares of beneficial interest, any vacancy on the Board of Trustees may be filled only by a majority of the remaining Trustees, even if the remaining Trustees do not constitute a quorum. Any trustee elected to fill a vacancy shall serve for the remainder of the full term of the trusteeship in which the vacancy occurred and until a successor is elected and qualifies.

        Section 12. COMPENSATION; FINANCIAL ASSISTANCE.

        Trustees shall not receive any stated salary for their services as Trustees but, by resolution of the Trustees, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Trust and for any service or activity they performed or engaged in as Trustees. Trustees may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Trustees or of any committee thereof; and for their expenses, if any, in connection with each property visit and any other service or activity performed or engaged in as Trustees; but nothing herein contained shall be construed to preclude any Trustees from serving the Trust in any other capacity and receiving compensation therefor.

        Section 13. REMOVAL OF TRUSTEES. The shareholders may, at any time, remove any Trustee in the manner provided in the Declaration of Trust.

        Section 14. LOSS OF DEPOSITS. No trustee shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or shares of beneficial interest have been deposited.

        Section 15. SURETY BONDS. Unless required by law, no trustee shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

        Section 16. RELIANCE. Each trustee, officer, employee and agent of the Trust shall, in the performance of his or her duties with respect to the Trust, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the

Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Trustees or officers of the Trust, regardless of whether such counsel or expert may also be a trustee.

        Section 17. CERTAIN RIGHTS OF TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS. The Trustees shall have no responsibility to devote their full time to the affairs of the Trust. Any trustee or officer, employee or agent of the Trust, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to, in addition to or in competition with those of or relating to the Trust.

ARTICLE IV

COMMITTEES

        Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Board of Trustees may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee and other committees, composed of one or more Trustees, to serve at the pleasure of the Board of Trustees.

        Section 2. POWERS. The Board of Trustees may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Trustees.

        Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Trustees. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of majority of the committee members present at a meeting shall be the act of such committee. The Board of Trustees may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another Trustee to act in the place of such absent member. Each committee shall keep minutes of its proceedings.

        Section 4. TELEPHONE MEETINGS. Members of a committee of the Board of Trustees may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

        Section 5. CONSENT BY COMMITTEES WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of a committee of the Board of Trustees may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

        Section 6. VACANCIES. Subject to the provisions hereof, the Board of Trustees shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

        Section 1. GENERAL PROVISIONS. The officers of the Trust shall include a president, a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Trustees may from time to time elect such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Trust shall be elected annually by the Board of Trustees, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Trust and such officer or agent.

        Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Trust may be removed, with or without cause, by the Board of Trustees if in its judgment the best interests of the Trust would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Trust may resign at any time by giving written notice of his or her resignation to the Board of Trustees, the chairman of the board, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the notice of resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Trust.

        Section 3. VACANCIES. A vacancy in any office may be filled by the Board of Trustees for the balance of the term.

        Section 4. CHIEF EXECUTIVE OFFICER. The Board of Trustees may designate a chief executive officer. In the absence of such designation, the chairman of the board shall be the chief executive officer of the Trust. The chief executive officer shall have general responsibility for implementation of the policies of the Trust, as determined by the Board of Trustees, and for the management of the business and affairs of the Trust. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Trustees or by these Bylaws to some other officer or agent of the Trust or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Trustees from time to time.

        Section 5. CHIEF OPERATING OFFICER. The Board of Trustees may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as set forth by the Board of Trustees or the chief executive officer.

        Section 6. CHIEF FINANCIAL OFFICER. The Board of Trustees may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as set forth by the Board of Trustees or the chief executive officer.

        Section 7. CHAIRMAN OF THE BOARD. The Board of Trustees shall designate a chairman of the board. The chairman of the board shall preside over the meetings of the Board of Trustees and of the shareholders at which he or she shall be present. The chairman of the board shall perform such other duties as may be assigned to him or her by the Board of Trustees.

        Section 8. PRESIDENT. In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Trust. In the absence of a designation of a chief operating officer by the Board of Trustees, the president shall be the chief operating officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Trustees or by these Bylaws to some other officer or agent of the Trust or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Trustees from time to time.

        Section 9. VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the president or by the Board of Trustees. The Board of Trustees may designate one or more vice presidents as executive vice president, senior vice president, or as vice president for particular areas of responsibility.

        Section 10. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the shareholders, the Board of Trustees and committees of the Board of Trustees in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the trust records and of the seal of the Trust; (d) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (e) have general charge of the share transfer books of the Trust; and (f) in general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or by the Board of Trustees.

        Section 11. TREASURER. The treasurer shall have the custody of the funds and securities of the Trust and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Trust and shall deposit all moneys and other valuable effects in the name and to the credit of the Trust in such depositories as may be designated by the Board of Trustees. In the absence of a designation of a chief financial officer by the Board of Trustees, the treasurer shall be the chief financial officer of the Trust.

        The treasurer shall disburse the funds of the Trust as may be ordered by the Board of Trustees, taking proper vouchers for such disbursements, and shall render to the president and Board of Trustees, at the regular meetings of the Board of Trustees or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Trust.

        If required by the Board of Trustees, the treasurer shall give the Trust a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Trustees for the faithful performance of the duties of his or her office and for the restoration to the Trust, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his or her possession or under his or her control belonging to the Trust.

        Section 12. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president or the Board of Trustees. The assistant treasurers shall, if required by the Board of Trustees, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Board of Trustees.

        Section 13. SALARIES. The salaries and other compensation of the officers shall be fixed from time to time by the Board of Trustees and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he or she is also a trustee.

ARTICLE VI

CONTRACTS, LOANS, CHECKS AND DEPOSITS

        Section 1. CONTRACTS. The Board of Trustees, thee Executive Committee or another committee of the Board of Trustees within the scope of its delegated authority may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Trust and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Trust when duly authorized or ratified by action of the Board of Trustees or Executive Committee or such other committee and executed by an authorized person.

        Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Trust shall be signed by such officer or agent of the Trust in such manner as shall from time to time be determined by the Board of Trustees.

        Section 3. DEPOSITS. All funds of the Trust not otherwise employed shall be deposited from time to time to the credit of the Trust in such banks, trust companies or other depositories as the Board of Trustees may designate.

ARTICLE VII

SHARES

        Section 1. CERTIFICATES. Except as otherwise provided in these Bylaws, this Section shall not be interpreted to limit the authority of the Board of Trustees to issue some or all of the shares of beneficial interest of any or all of the Trust's classes or series without certificates. Each shareholder, upon written request to the secretary of the Trust, shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of beneficial interests held by him in the Trust. Each certificate shall be signed by the chairman of the board, the president or a vice president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and may be sealed with the seal, if any, of the Trust. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Trust shall, from time to time, issue several classes of shares, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Trust, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. If the Trust has authority to issue shares of beneficial interest of more than one class, the certificate shall contain on the face or back a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class of shares of beneficial interest and, if the Trust is authorized to issue any preferred or special class in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Trustees to set the relative rights and preferences of subsequent series. In lieu of such statement or summary, the certificate may state that the Trust will furnish a full statement of such information to any shareholder upon request and without charge. If any class of shares of beneficial interest is restricted by the Trust as to transferability, the certificate shall contain a full statement of the restriction or state that the Trust will furnish information about the restrictions to the shareholder on request and without charge.

        Section 2. TRANSFERS. Upon surrender to the Trust or the transfer agent of the Trust of a share certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Trust shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

        The Trust shall be entitled to treat the holder of record of any share or shares of beneficial interest as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

        Notwithstanding the foregoing, transfers of shares of any class of shares of beneficial interest will be subject in all respects to the Declaration of Trust and all of the terms and conditions contained therein.

        Section 3. REPLACEMENT CERTIFICATE. Any officer designated by the Board of Trustees may direct a new certificate to be issued in place of any certificate previously issued by the Trust alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Board of Trustees may, in his or her discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such manner as he or she shall require and/or to give bond, with sufficient surety, to the Trust to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

        Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Board of Trustees may set, in advance, a record date for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or determining shareholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of shareholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of shareholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of shareholders of record is to be held or taken.

        In lieu of fixing a record date, the Board of Trustees may provide that the share transfer books shall be closed for a stated period but not longer than 20 days. If the share transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days before the date of such meeting.

        If no record date is fixed and the share transfer books are not closed for the determination of shareholders, (a) the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of shareholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the Trustees, declaring the dividend or allotment of rights, is adopted.

        When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

        Section 5. SHARE LEDGER. The Trust shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each shareholder and the number of shares of each class held by such shareholder.

        Section 6. FRACTIONAL SHARES; ISSUANCE OF UNITS. The Board of Trustees may issue fractional shares or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Declaration of Trust or these Bylaws, the Board of Trustees may issue units consisting of different securities of the Trust. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Trust, except that the Board of Trustees may provide that for a specified period securities of the Trust issued in such unit may be transferred on the books of the Trust only in such unit.

ARTICLE VIII

ACCOUNTING YEAR

        The Board of Trustees shall have the power, from time to time, to fix the fiscal year of the Trust by a duly adopted resolution.

ARTICLE IX

DISTRIBUTIONS

        Section 1. AUTHORIZATION. Dividends and other distributions upon the shares of beneficial interest of the Trust may be authorized by the Board of Trustees, subject to the provisions of law and the Declaration of Trust. Dividends and other distributions may be paid in cash, property or shares of beneficial interest of the Trust, subject to the provisions of law and the Declaration of Trust.

        Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Trust available for dividends or other distributions such sum or sums as the Board of Trustees may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Trust or for such other purpose as the Board of Trustees shall determine to be in the best interest of the Trust, and the Board of Trustees may modify or abolish any such reserve.

ARTICLE X

INVESTMENT POLICY

        Subject to the provisions of the Declaration of Trust, the Board of Trustees may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Trust as it shall deem appropriate in its sole discretion.

ARTICLE XI

SEAL

        Section 1. SEAL. The Trustees may authorize the adoption of a seal by the Trust. The seal shall contain the name of the Trust and the year of its formation and the words "Formed Maryland." The Board of Trustees may authorize one or more duplicate seals and provide for the custody thereof.

        Section 2. AFFIXING SEAL. Whenever the Trust is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Trust.

ARTICLE XII

WAIVER OF NOTICE

        Whenever any notice is required to be given pursuant to the Declaration of Trust or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE XIII

AMENDMENT OF BYLAWS

        The Board of Trustees shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

ARTICLE XIV

MISCELLANEOUS

        All references to the Declaration of Trust shall include any amendments thereto.

APPENDIX E

TEXAS DISSENTER'S RIGHTS

Rights of dissenting shareholders in the event of certain actions

        Sec. 25.10. (A) Any shareholder of a domestic real estate investment trust may dissent from any of the following actions:

        (1)   any plan of merger to which the real estate investment trust is a party if shareholder approval is required by Section 23.30 of this Act and the shareholder holds shares of a class or series that was entitled to vote on the plan of merger as a class or otherwise;

        (2)   any sale, lease, exchange, or other disposition (not including any pledge, mortgage, deed of trust, or trust indenture unless otherwise provided in the declaration of trust) of all, or substantially all, of the property and assets, with or without good will, of a real estate investment trust requiring the special authorization of the shareholders as provided by this Act; or

        (3)   any plan of exchange pursuant to Section 23.20 of this Act in which the shares of the real estate investment trust of the class or series held by the shareholder are to be acquired.

        (B)  Notwithstanding Subsection (A) of this Section, a shareholder may not dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, real estate investment trust, partnership, or other entity, or from any plan of exchange, if:

          (1)   the shares held by the shareholder are part of a class or series, and on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange, the shares are:

            (a)   listed on a national securities exchange;

            (b)   designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

            (c)   held of record by not less than 2,000 holders; and

          (2)   the shareholder is not required by the terms of the plan of merger or the plan of exchange to accept any consideration for the shareholder's shares other than:

            (a)   shares of a domestic or foreign entity that, immediately after the effective date of the merger or exchange, will be part of a class or series, shares of which are (i) listed, or authorized for listing upon official notice of issuance, on a national securities exchange; (ii) approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or (iii) held of record by not less than 2,000 holders;

            (b)   cash in lieu of fractional shares otherwise entitled to be received; or

            (c)   any combination of the securities and cash described in this Subdivision.

Procedure for dissent by shareholders as to actions

        Sec. 25.20. (A) Any shareholder of any domestic real estate investment trust who has the right to dissent from any of the actions referred to in Section 25.10 of this Act may exercise that right to dissent only by complying with the following procedures:

          (1)(a)     With respect to a proposed action that is submitted to a vote of shareholders at a meeting, the shareholder shall file with the real estate investment trust, before the meeting, a written objection to the action. The shareholder's objection must state that the shareholder will exercise the shareholder's right to dissent if the action is effective and must contain the shareholder's address, to which notice of the action shall be delivered or mailed in that event. If the action is effected and the shareholder did not vote in favor of the action, the real estate investment trust, in the case of action other than a merger, or the surviving or new entity that is liable in the case of a merger to discharge the shareholder's right of dissent, shall deliver or mail to the shareholder written notice that the action has been effected within 10 days after the action is effected. The shareholder may make a written demand on the existing, surviving, or new entity for payment of the fair value of the shareholder's shares within 10 days from the delivery or mailing of the notice. The fair value of the shares shall be the value of the shares on the day before the meeting, excluding any appreciation or depreciation in anticipation of the proposed action. The demand shall state the number and class of the shares owned by the shareholder and the fair value of the shares as estimated by the shareholder. A shareholder who fails to make a demand within the 10-day period is bound by the action.

          (b)   With respect to a proposed action that is approved pursuant to Subsection (A) of Section 10.30 of this Act, the real estate investment trust, in the case of action other than a merger, and the surviving or new entity that is liable in the case of a merger to discharge the shareholder's right of dissent, within 10 days after the date the action takes effect, shall mail to each shareholder of record as of the date the action takes effect notice of the fact and date of the action and that the shareholder may exercise the shareholder's right to dissent from the action. The notice shall be accompanied by a copy of this Section and any articles or documents filed by the real estate investment trust with the secretary of state to effect the action. If the shareholder did not consent to the taking of the action, the shareholder may make written demand on the existing, surviving, or new entity for payment of the fair value of the shareholder's shares within 20 days after the mailing of the notice. The fair value of the shares shall be the value of the shares on the date the written consent authorizing the action was delivered to the real estate investment trust pursuant to Subsection (A) of Section 10.30 of this Act, excluding any appreciation or depreciation in anticipation of the action. The demand shall state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the 20-day period is bound by the action.

          (2)   Within 20 days after receipt by the existing, surviving, or new entity of a demand for payment made by a dissenting shareholder in accordance with Subdivision (1) of this Subsection, the entity shall deliver or mail to the shareholder a written notice that shall either set out that the entity accepts the amount claimed in the demand and agrees to pay that amount within 90 days after the date on which the action was effected, and, in the case of shares represented by certificates, on the surrender of the certificates duly endorsed, or shall contain an estimate by the entity of the fair value of the shares and an offer to pay the amount of that estimate within 90 days after the date on which the action was effected, on receipt of notice within 60 days after that date from the shareholder that the shareholder agrees to accept that amount and, in the case of shares represented by certificates, on the surrender of the certificates duly endorsed.

          (3)   If, within 60 days after the date on which the real estate investment trust action was effected, the value of the shares is agreed on between the shareholder and the existing, surviving, or new entity, payment for the shares shall be made within 90 days after the date on which the action was effected and, in the case of shares represented by certificates, on surrender of the certificates duly endorsed. On payment of the agreed value, the shareholder ceases to have any interest in the shares or in the real estate investment trust.

        (B)  If, within 60 days after the date on which the action was effected, the shareholder and the existing, surviving, or new entity do not agree on the value of the shares, the shareholder or entity, within 60 days after the expiration of the 60-day period, may file a petition in any court of competent jurisdiction in the county in which the principal office of the domestic real estate investment trust is located, asking for a finding and determination of the fair value of the shareholder's shares. On the filing of a petition by the shareholder, service of a copy of the petition must be made on the entity.

The entity, within 10 days after receiving the service, shall file in the office of the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders of the domestic real estate investment trust who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the entity. If the petition is filed by the entity, the list described in this Subsection must be attached to the petition. The clerk of the court shall give notice of the time and place fixed for the hearing of the petition by registered mail to the entity and to the shareholders named on the list at the addresses stated in the list. The court shall approve the forms of notices sent by mail. All shareholders notified as required by this Subsection and the entity are bound by the final judgment of the court.

        (C)  After the hearing of a petition filed under this Section, the court shall determine which shareholders have complied with the provisions of this Section and have become entitled to the valuation of and payment of their shares. The court shall appoint one or more qualified appraisers to determine that value. The appraisers may examine any books and records of the real estate investment trust that relate to the shares the appraisers are charged with the duty of valuing. The appraisers shall make a determination of the fair value of the shares after conducting an investigation. The appraisers shall also afford a reasonable opportunity to allow interested parties to submit to the appraisers pertinent evidence relating to the value of the shares. The appraisers also have the power and authority that may be conferred on masters in chancery by the Texas Rules of Civil Procedure.

        (D)  The appraisers shall determine the fair value of the shares of the shareholders adjudged by the court to be entitled to payment for their shares and shall file their report of that value in the office of the clerk of the court. The clerk shall give notice of the filing of the appraisers report to interested parties. The appraisers report shall be subject to exceptions to be heard before the court both on the law and the facts. The court shall determine the fair value of the shares of the shareholders entitled to payment for their shares and shall order the existing, surviving, or new entity to pay that value, together with interest on the value of shares to the shareholders entitled to payment, beginning 91 days after the date on which the applicable action from which the shareholder elected to dissent was effected to the date of such judgment. The judgment shall be immediately payable to the holders of uncertificated shares. The judgment shall be payable to the holders of shares represented by certificates only on, and simultaneously with, the surrender to the existing, surviving, or new entity of duly endorsed certificates for those shares. On payment of the judgment, the dissenting shareholders cease to have any interest in those shares or in the real estate investment trust. The court shall allow the appraisers a reasonable fee as court costs, and all court costs shall be allocated between the parties in the manner that the court determines to be fair and equitable.

        (E)  Shares acquired by the existing, surviving, or new entity, pursuant to the payment of the agreed value of the shares, to the payment of the agreed value of the shares, or to payment of the judgment entered for the value of the shares, as provided in this Section, in the case of a merger, shall be treated as provided in the plan of merger and, in all other cases, may be held and disposed of by the real estate investment trust as in the case of other treasury shares.

        (F)  This Section does not apply to a merger if, on the date of the filing of the articles of merger, the surviving entity is the owner of all the outstanding shares of the other entities, domestic or foreign, that are parties to the merger.

        (G)  In the absence of fraud in the transaction, the remedy provided by this Section to a shareholder objecting to any action referred to in Section 25.10 of this Act is the exclusive remedy for the recovery of the value of the shareholder's shares or money damages to the shareholder with respect to the action. If the existing, surviving, or new entity complies with the requirements of this Section, any shareholder who fails to comply with the requirements of this Section is not entitled to bring suit for the recovery of the value of the shareholder's shares or money damages to the shareholder with respect to the action.

Provisions affecting remedies of dissenting shareholders

        Sec. 25.30. (A) Any shareholder who has demanded payment for the shareholder's shares in accordance with Section 25.20 of this Act is not entitled to vote or exercise any other rights of a shareholder except the right to receive payment for the shareholder's shares pursuant to the provisions of that Section and the right to maintain an appropriate action to obtain relief on the ground that the action would be or was fraudulent. The respective shares for which payment has been demanded may not be considered outstanding for the purposes of any subsequent vote of shareholders.

        (B)  On receiving a demand for payment from any dissenting shareholder, the real estate investment trust shall make an appropriate notation of the demand in its shareholder records. Within 20 days after demanding payment for shares in accordance with Section 25.20 of this Act, each holder of certificates representing those shares shall submit the certificates to the real estate investment trust for notation on the certificates that such demand has been made. The failure of holders of certificated shares to submit the certificates to the real estate investment trust, at the option of the real estate investment trust, shall terminate the shareholder's rights under Section 25.20 of this Act unless a court of competent jurisdiction for good and sufficient cause shown directs otherwise. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which the real estate investment trust has made a notation under this Subsection are transferred, any new certificate issued for those shares shall bear similar notation together with the name of the original dissenting holder of those shares, and a transferee of those shares shall acquire by the transfer no rights in the real estate investment trust other than those which the original dissenting shareholder had after making demand for payment of the fair value of the shares.

        (C)  Any shareholder who has demanded payment for the shareholder's shares in accordance with Section 25.20 of this Act may withdraw that demand at any time before payment of those shares has been made or before any petition has been filed pursuant to Section 25.20 of this Act. The demand may not be withdrawn after the payment of the shares has been made or after any such petition has been filed, unless the real estate investment trust consents to the withdrawal of the demand. The shareholder and all persons claiming under the shareholder shall be conclusively presumed to have approved and ratified the action from which the shareholder dissented and shall be bound by the action, the rights of the shareholder to be paid the fair value of the shareholder's shares shall cease, and the shareholder's status as a shareholder shall be restored without prejudice to any proceedings that may have been taken during the interim, and the shareholder is entitled to receive any dividends or other distributions made to the shareholders in the interim if:

          (1)   the demand is withdrawn as provided in this Subsection;

          (2)   pursuant to Subsection (B) of this Section, the demand terminates the shareholder's rights under Section 25.20 of this Act;

          (3)   no petition asking for a court finding and determination of fair value of such shares has been filed within the time provided in Section 25.20 of this Act; or

          (4)   the court determines, after the hearing of a petition filed under Section 25.20, that the shareholder is not entitled to the relief provided by that Section.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS

        The undersigned hereby appoints Allen R. Hartman and Robert W. Engel, and each of them, with full power of substitution, as Proxy, to represent and vote all the common shares of beneficial interest of Hartman Commercial Properties REIT (the "Company") held of record by the undersigned on April 30, 2004, at the Annual Meeting of Shareholders to be held on June 4, 2004, or any adjournment thereof, as designated hereon and in their discretion as to other matters.

        Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR" all Nominees listed in Proposal 1 and "FOR" Proposal 2.

PLEASE MARK THE FOLLOWING BOX IF YOU PLAN TO ATTEND THE MEETING [    ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1.

Proposal 1—Election of the following nominees to the Company's board of trust managers:

[ ]	FOR all Nominees listed at right (except as marked to the contrary)	[ ]	WITHHELD for all Nominees listed at right	Nominees:	Allen R. Hartman Robert W. Engel Samuel C. Hathorn Jack L. Mahaffey Chris A. Minton Chand Vyas

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name above.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

Proposal 2—To approve a change our state of organization from Texas to Maryland pursuant to a merger (the "Merger") of the Company into a wholly-owned Maryland subsidiary real estate investment trust ("Hartman Maryland") and the conversion of each outstanding common share of beneficial interest of the Company into 1.42857 common shares of beneficial interest of Hartman Maryland, the surviving real estate investment trust (the "Reorganization"). Approval of the Reorganization and Merger shall constitute approval of all of the provisions set forth in the declaration of trust and bylaws of the Hartman Maryland.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN
PLEASE MARK YOUR CHOICE LIKE THIS: [X] IN BLUE OR BLACK INK.
Dated:
Signature:
Signature if held jointly:

Please mark, date and sign as your name appears below and return in the enclosed envelope.

Print Name(s):                                                                                   Number of shares held:

QuickLinks

HARTMAN COMMERCIAL PROPERTIES REIT 1450 West Sam Houston Parkway North Suite 100 Houston, Texas 77043
HARTMAN COMMERCIAL PROPERTIES REIT 1450 West Sam Houston Parkway North Suite 100 Houston, Texas 77043
Notice of Annual Meeting of Shareholders To Be Held On Friday, June 4, 2004, at 2:00 p.m.
HARTMAN COMMERCIAL PROPERTIES REIT 1450 West Sam Houston Parkway North Suite 100 Houston, Texas 77043
Proxy Statement
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1 ELECTION OF TRUST MANAGERS
Securities Ownership of Officers and Directors
PROPOSAL NO. 2 REORGANIZATION OF THE COMPANY FROM TEXAS TO MARYLAND AND RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DELIVERY OF VOTING MATERIALS
AUDIT COMMITTEE REPORT
CERTAIN TRANSACTIONS
SHAREHOLDER PROPOSALS
OTHER MATTERS
APPENDIX A AUDIT COMMITTEE CHARTER
HARTMAN COMMERCIAL PROPERTIES REIT Audit Committee Charter
APPENDIX B MARYLAND HARTMAN FIRST AMENDED AND RESTATED DECLARATION OF TRUST
HARTMAN COMMERCIAL PROPERTIES REIT FIRST AMENDED AND RESTATED DECLARATION OF TRUST Dated , 2004
ARTICLE I FORMATION
ARTICLE II NAME
ARTICLE III PURPOSES AND POWERS
ARTICLE IV RESIDENT AGENT
ARTICLE V DEFINITIONS
ARTICLE VI SHARES OF BENEFICIAL INTEREST
ARTICLE VII RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES
ARTICLE VIII BOARD OF TRUSTEES
ARTICLE IX ADVISOR
ARTICLE X INVESTMENT OBJECTIVES AND LIMITATIONS
ARTICLE XI CONFLICTS OF INTEREST
ARTICLE XII SHAREHOLDERS
ARTICLE XIII LIABILITY LIMITATION, INDEMNIFICATION AND TRANSACTIONS WITH THE TRUST
ARTICLE XIV AMENDMENTS
ARTICLE XV MERGER, CONSOLIDATION OR SALE OF TRUST PROPERTY
ARTICLE XVI DURATION AND TERMINATION OF TRUST
ARTICLE XVII MISCELLANEOUS
APPENDIX C AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER AND REORGANIZATION
ARTICLE 1 MERGER
ARTICLE 2 NAME, ARTICLES OF INCORPORATION, BYLAWS, DIRECTORS AND OFFICERS OF THE SURVIVING COMPANY
ARTICLE 3 CONVERSION AND EXCHANGE OF CERTIFICATES
ARTICLE 4 EMPLOYEES AND EMPLOYEE BENEFITS
ARTICLE 5 CONDITIONS
ARTICLE 6 GENERAL
APPENDIX D MARYLAND REIT BYLAWS
HARTMAN COMMERCIAL PROPERTIES REIT BYLAWS
ARTICLE I OFFICES
ARTICLE II MEETINGS OF SHAREHOLDERS
ARTICLE III TRUSTEES
ARTICLE IV COMMITTEES
ARTICLE V OFFICERS
ARTICLE VI CONTRACTS, LOANS, CHECKS AND DEPOSITS
ARTICLE VII SHARES
ARTICLE VIII ACCOUNTING YEAR
ARTICLE IX DISTRIBUTIONS
ARTICLE X INVESTMENT POLICY
ARTICLE XI SEAL
ARTICLE XII WAIVER OF NOTICE
ARTICLE XIII AMENDMENT OF BYLAWS
ARTICLE XIV MISCELLANEOUS
APPENDIX E TEXAS DISSENTER'S RIGHTS
Rights of dissenting shareholders in the event of certain actions
Procedure for dissent by shareholders as to actions
Provisions affecting remedies of dissenting shareholders
PROXY